===============================================================================
                                               --------------------------------
                                               \        OMB APPROVAL          \
                                               \------------------------------\
                                               \  OMB Number:      3235-0059  \
                                               \  Expires: December 31, 1997  \
                                               \  Estimated average burden    \
                                               \  hours per response......89  \
                                               --------------------------------
                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


                             Star Scientific, Inc.
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                             Star Scientific, Inc.

                 NOTICE OF 2000 ANNUAL MEETING OF STOCKHOLDERS

                          To be held October 6, 2000

                                 ____________

TO THE STOCKHOLDERS OF STAR SCIENTIFIC, INC.:

               NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Stockholders of Star Scientific, Inc., a Delaware corporation (the "Company"), will be held at the Conference Room of the Virginia Biotechnology Research Park, located at 800 E. Leigh Street, Richmond, Virginia, on Friday, October 6, 2000, at 10:00 A.M., local time, for the following purposes:

     I. To elect four members of the Board of Directors, three to serve as Class Two directors until the 2003 Annual Meeting and one to serve as a Class Three director until the 2001 Annual Meeting.

     II.  To approve the Company's 2000 Equity Incentive Plan.

     III. To approve the Company's 2000 Performance Bonus Plan.

     IV. To ratify the appointment of Aidman, Piser & Company, P. A. as independent accountants to audit the Company's 2000 financial statements.

     V. To transact such other business as may properly come before the meeting.

               The Board of Directors has fixed August 24, 2000 as the record date for determining the holders of the Company's Common Stock entitled to notice of and to vote at the meeting. Consequently, only holders of Common Stock of record on the transfer books of the Company at the close of business on August 24, 2000 will be entitled to notice of and to vote at the meeting.

               We invite all stockholders to attend the meeting. To ensure that your shares will be voted at the meeting, however, please complete, date and sign the enclosed proxy and return it promptly. If you attend the meeting, you may vote in person, even though you have sent in your proxy.

                                   Esteban A. Ferrer
                                   Secretary

Chester, Virginia
September 5, 2000

                      THIS PAGE INTENTIONALLY LEFT BLANK

                             STAR SCIENTIFIC, INC.
                                801 Liberty Way
                               Chester, VA 23836

                                PROXY STATEMENT

          The accompanying proxy is solicited by the Board of Directors of the Company for use at the 2000 Annual Meeting of Stockholders to be held on Friday, October 6, 2000. Copies of this proxy statement and the accompanying proxy are being mailed on or about September 5, 2000, to the holders of record of the Company's Common Stock, par value $.01 per share ("Common Stock") as of August 24, 2000 (the "Record Date"). The proxy may be revoked by a stockholder at any time prior to its use by giving written notice of such revocation to the Secretary of the Company or by voting in person at the meeting. The expense of this solicitation will be paid by the Company. Some of the directors, officers and regular employees of the Company may, without additional remuneration, solicit proxies personally and by telephone or mail.

          The persons named in the accompanying proxy will vote as set forth under "Election of Directors" with respect to the election of directors. With respect to the other subjects referred to in this proxy statement, the persons named in the accompanying proxy will vote as stated in the proxy. If no specification as to the election of directors or the other subjects is made, shares represented by duly executed and unrevoked proxies in the enclosed form will be voted for the election as directors of the nominees listed herein, and, with respect to the other subjects and any other matter that may properly come before the meeting, in the discretion of the persons voting the respective proxies.

          The holders of Common Stock of record at the close of business on the Record Date will be entitled to one vote per share on all business of the meeting. The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on the Record Date, will constitute a quorum to conduct business at the meeting. Proxies submitted which are marked "abstain" or "withhold authority" will be deemed present at the meeting for purposes of determining the presence of a quorum to conduct business at the meeting. On the Record Date, there were 58,669,040 shares of Common Stock outstanding. Holders of Common Stock do not have cumulative voting rights.

          If a quorum is present, the election of directors will be decided by a plurality of the shares of Common Stock represented in person or by proxy at the meeting and entitled to vote thereon. Under Delaware law, the Company's Certificate of Incorporation and the Company's By-laws, shares represented by proxies as to which a stockholder abstains or withholds authority from voting on the election of directors, and shares as to which a broker indicates that it does not have discretionary authority to vote (referred to herein as non-votes by brokers) with respect to any or all nominee(s) for director, will not be deemed present for purposes of voting on the election of any or all such nominee(s) for director and therefore will have no impact on the vote on any or all such nominee(s).

          The approval of all other matters scheduled to be brought before the meeting will require the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the meeting and entitled to vote thereon. Under Delaware law, the Company's Certificate of Incorporation and the Company's By-laws, shares represented by proxies which are marked "for", "against" or "abstain" with respect to these other matters will be counted for purposes of determining the vote required for approval of these other matters, and the total number of votes cast "for" each of these other matters will determine whether sufficient affirmative votes have been cast. An abstention from voting on these other matters will have the same legal effect as a vote against the matter. Shares represented by proxies which are marked "withhold authority" (including non-votes by brokers) will not be counted for purposes of determining whether these other matters have been approved and therefore will have no impact on the vote on any such matter.

                                  PROPOSAL I
                             ELECTION OF DIRECTORS

          The Board of Directors is divided into three Classes. Each Class has a three-year term. Three Class Two directors and one Class Three director have been nominated for election at the 2000 Annual Meeting of Stockholders. The Class Two directors will serve until the 2003 Annual Meeting of Stockholders and until their respective successors are elected and qualify, or their earlier resignation or removal, and the Class Three director will serve until the 2001 Annual Meeting of Stockholders and until his successor is elected and qualifies, or his earlier resignation or removal.

          Because the Board of Directors is divided into classes, only those directors in a single class may be changed in any one year. Consequently, changing a majority of the Board of Directors generally would require two years. A classified Board of Directors, which may be regarded as an "anti-takeover" provision, may make it more difficult for the Company's stockholders to change the majority of directors and thus have the effect of maintaining continuity of management. Pursuant to the Company's By-laws, newly created directorships resulting from any increase in the number of directors or vacancies resulting from death, resignation, disqualification or removal shall be filled by the affirmative vote of a majority of the Board of Directors, and if necessary, may be filled by less than a quorum of the Board of Directors or by the sole remaining director. Any such newly-elected director shall remain on the Board of Directors for the full term of the class of directors to which the director was elected and until such director's successor is elected (unless the director resigns or is removed before such term expires). No decrease in the number of directors constituting the Board of Directors will shorten the term of any incumbent director.

          The persons named in the accompanying proxy intend to vote for the election of the nominees identified below unless authority to vote for one or more of such nominees is specifically withheld in the proxy.

          The nominees for election to the Company's Board of Directors as Class Two directors are Mark W. Johnson, Martin R. Leader, Esquire and Jonnie R. Williams, whose terms will expire at the 2003 Annual Meeting of Stockholders. Christopher G. Miller has been nominated for election to the Company's Board of Directors as a Class Three director, to fill a vacancy created by action of the Board of Directors in August 2000 to increase the size of Class Three from two to three directors. Accordingly, his term will expire at the 2001 Annual Meeting of Stockholders.

          The Board of Directors is informed that each of the nominees is willing to serve as a director, but if any of the nominees should decline to serve or become unavailable for election as a director at the meeting, an event which the Board of Directors does not anticipate, the persons named in the proxy will vote for such nominee or nominees as may be designated by the Board of Directors, unless the Board of Directors reduces the number of directors accordingly.

          Robert J. DeLorenzo, M.D., Ph.D., M.P.H. and Leo S. Tonkin, Esquire currently serve as Class Three Directors and their current term in office expires at the 2001 Annual Meeting. Malcolm L. "Mac" Bailey, Paul L. Perito, Esquire and Elliot D. Prager, M.D. currently serve as Class One Directors and their current term in office expires at the 2002 Annual Meeting.

            THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS
                            VOTE "FOR" EACH NOMINEE

   NOMINEES FOR CLASS TWO DIRECTORS WITH TERMS EXPIRING AT THE 2003 ANNUAL
                                    MEETING

          Mark W. Johnson. Mr. Johnson, 36, has served as a director of the Company since June 1999. Since January 2000, he has served as Chief Operating Officer of innosight, LLC. From June 1999 to December 1999, Mr. Johnson served as Senior Vice President of The Gilder Group. From 1994 to 1999, he served as a management consultant with Booz-Allen & Hamilton, Inc. From 1988 to 1994, he served as a nuclear power trained officer in the U.S. Navy. He also serves as a director of the Washington Workshops Foundation. Mr. Johnson graduated from the United States Naval Academy, and has a Masters of Science in Civil Engineering and Engineering Mechanics from Columbia University and an MBA from the Harvard Business School.

          Martin R. Leader, Esquire. Mr. Leader, 60, has served as a director of the Company since June 2000. He currently is a partner at the law firm of Shaw Pittman in Washington, D.C.. Prior to his service at Shaw Pittman, Mr. Leader was a senior partner with the law firm of Fisher Wayland Cooper Leader & Zaragoz in Washington, D.C. from 1973 to 1999. He is currently a principal and director of OnLineLaunch. Mr. Leader has served on the staff of the Office of Opinions and Review of the Federal Communications Commission. Mr. Leader graduated from Tufts University and Vanderbilt University Law School. He is a member of the District of Columbia Bar and of the Federal Communications Bar Association.

          Jonnie R. Williams. Mr. Williams, 45, has served as the Company's Chief Executive Officer since November 1999. He has been a director of the Company since September 1998. Mr. Williams has served as the Company's Chief Operating Officer and Executive Vice President from October 1998 to May 1999 and as the Company's Senior Vice President for Marketing and Product Development from May 1999 to November 1999. Mr. Williams was a co-founder of Star Tobacco & Pharmaceuticals, Inc. ("ST&P"), a wholly owned subsidiary of the Company, formerly known as Star Tobacco Corporation. As a co-founder, he served in various executive capacities at ST&P from 1990 through October 1998. He is a principal stockholder of the Company and is also the inventor of the Company's proprietary tobacco curing process ("StarCure(TM)") which precludes the formation or substantially reduces tobacco specific nitrosamines ("TSNAs") in tobacco and tobacco smoke. Mr. Williams has been involved in venture capital start-up biotechnology companies for over a decade where he has been either a major shareholder or a co-founder of the following companies: LaserSight, LaserVision, VISX and APP (a New York based pharmaceutical company). Also, Mr. Williams is a member of Regent Court Technologies, LLC, and is a principal in Jonnie Williams Venture Capital Corp., as well as a principal in Hopkins Capital Partners, Ltd., a closely held biotechnology company engaged in developing drugs for the treatment of AIDS and cancer.

    NOMINEE FOR CLASS THREE DIRECTOR WITH TERM EXPIRING AT THE 2001 ANNUAL
                                    MEETING

          Christopher G. Miller. Mr. Miller, 41, has served as the Company's Acting Chief Financial Officer since April 2000. He also serves as Chief Executive Officer of Special Opportunities Group LLC. Prior to his service at Special Opportunities Group LLC, Mr. Miller served as Chief Financial Officer of The Gilder Group from 1998 to 1999, Chief Executive Officer of American Healthcare Ltd. from 1994 to 1998, Chief Executive Officer of International Medical Care, Ltd. from 1992 to 1993, and Chief Financial Officer and Executive Vice President of Hospital Corporation International from 1991 to 1992. Upon his graduation from Harvard Business School, Mr. Miller was employed by Bear Stearns Companies Inc. in New York as an Associate in Investment Banking. Mr. Miller serves on the board of directors of XiTec, SignalQuest, Ana Mandara and Zhou Li's Marco Polo Collections. Mr. Miller graduated from the U.S. Military Academy at West Point in 1980 with a B.S. in Engineering and received an MBA from Harvard Business School in 1987.

     CLASS THREE DIRECTORS WITH TERMS EXPIRING AT THE 2001 ANNUAL MEETING

          Robert J. DeLorenzo, M.D., Ph.D., M.P.H. Dr. DeLorenzo, 53, has served as a director of the Company since February 1998. He served as Chairman
of the Board from February 1998 to August 2000.   Dr. DeLorenzo served as the
Company's interim Chief Executive Officer from October 1998 through November 1999. Since 1985, he has served as Chairman of the Department of Neurology, the George B. Bliley Professor of Neurology, and Professor of Pharmacology and Toxicology and Biochemistry and Biophysics at Virginia Commonwealth University, as well as Neurologist-in-Chief of the Medical College of Virginia Hospitals and Director of the Molecular Neurobiology Laboratories at the Medical College of Virginia. Prior to 1985, Dr. DeLorenzo was on the neurology faculty at Yale University. Dr. DeLorenzo has authored over 300 original publications and has received numerous research awards including the Jacob Javits Award from the National Institutes of Health and the Jordi-Folch-Pi Award from the American Society of Neurochemistry. He serves on the editorial boards of several scientific journals and served on and chaired National Institutes of Health Study Sections. Dr. DeLorenzo holds a Ph.D. in neuropharmacology from Yale University, an M.D. from Yale University School of Medicine and an M.P.H. from the Yale School of Epidemiology and Public Health.

          Leo S. Tonkin, Esquire. Mr. Tonkin, 63, has served as a director of the Company since October 1998. He is Founding Director of the Washington Workshops Foundation, established in 1967 and serves as President of Travel Seminars, Inc. He served as a member of the White House Conference on Youth in 1971, Special Assistant to the Chairman of the U.S. House of Representatives Select Committee on Crime, Legal Consultant to the U.S. House of Representatives Higher Education Subcommittee, and Executive Director of the Commissioners' Council on Higher Education in Washington, D.C. He has served as Chairman of the Board of Trustees of St. Thomas Aquinas College and as a Board member of Southeastern University and Immaculata College. He is a vice president of the London, England Federation of Youth Clubs and advisor to the Retinitis Pigmentosa Foundation in California. Mr. Tonkin is a graduate of Johns Hopkins University and received his law degree from Harvard Law School.

      CLASS ONE DIRECTORS WITH TERMS EXPIRING AT THE 2002 ANNUAL MEETING

          Malcolm L. Bailey. Mr. Bailey, 55, has served as a director of the Company since May 1998. He served as the Company's President from October 1998 through November 1999. Mr. Bailey owns the second largest tobacco-growing operation in Virginia and has owned and served as the President of Golden Leaf Tobacco Company, a tobacco leaf dealer, for over twenty years. Since 1994, Mr. Bailey has owned and served as President of S&M Brands, Incorporated, a cigarette manufacturing company. Mr. Bailey is President of the Virginia Agricultural Growers Association, the largest trade association for flue-cured tobacco farmers in Virginia.

          Paul L. Perito, Esquire. Mr. Perito, 62, has served as the Company's President and Chief Operating Officer since November 1999 and as the Company's Chairman of the Board since August 2000. He has served as a director of the Company since December 1999. Mr. Perito served as the Company's Executive Vice President, General Counsel and Chief Ethics Officer from June 1999 through November 1999. Mr. Perito was a partner in the law firm of Paul, Hastings, Janofsky & Walker LLP ("PHJ&W") from July 1991 until he assumed responsibilities at the Company. Mr. Perito currently serves as senior counsel to PHJ&W. He served as Chief Counsel and Deputy Director of the White House Special Action Office on Drug Abuse Prevention ("Drug Czar's Office") from 1971 to 1973. From 1970 to 1971, Mr. Perito served as Chief Counsel and Staff Director to the U.S. House of Representatives Select Committee on Crime. Immediately prior to this position, Mr. Perito was an Assistant United States Attorney in the Southern District of New York, U.S. Department of Justice. Mr. Perito graduated from Tufts University and Harvard Law School. Mr. Perito was a Rotary International Scholar at the Victoria University of Manchester in Manchester, England and in Lund University, Lund, Sweden in P.P.E. in 1960-61 before entering Harvard Law School. Mr. Perito graduated from Harvard Law School (LLB/JD), as an Edward John Noble Scholar in 1964 and was thereafter admitted to the Bar of the Commonwealth of Massachusetts. He is also a member of the District of Columbia Bar and is admitted to practice before numerous federal District Courts, Courts of Appeal and the United States Supreme Court.

          Elliot D. Prager, M.D. Dr. Prager, 58, has served as a director of the Company since August 1999. From 1974 to the present, he has been a colon and rectal surgeon at the Sansum Medical Clinic in Santa Barbara, California, and served on its board of directors from 1980 to 1986. From 1995 to September 1999, he served as Chairman of the Residency Review Committee for Colon and Rectal Surgery. From 1998 to the present he has served as Medical Director of the Cottage Hospital Operating Room. He holds an appointment as Associate Clinical Professor at the University of Southern California. Dr. Prager graduated from Dartmouth College and holds his M.D. from Harvard Medical School.

          Each independent director of the Company, as classified as such by the Board of Directors ("Independent Directors"), is granted a stock option to purchase up to 50,000 shares of Common Stock on the date such Independent Director is first elected to the Board of Directors, exercisable over a three-year period, in equal installments on each of the first three anniversaries of the date of grant. Upon stockholder approval of the 2000 Equity Incentive Plan (as described herein), each Independent Director will additionally receive a stock option to purchase up to 25,000 shares of Common Stock to be granted on each anniversary of such Director's initial election to the Board of Directors, exercisable immediately. Each stock option granted to an Independent Director under the Company's 2000 Equity Incentive Plan will be exercisable at a price equal to the fair market value of the Common Stock on the date of grant (as determined in accordance with the Plan).

          Each Independent Director also receives a payment of $2,500 for his participation in each meeting of the Board of Directors and any committee meeting attended personally and $1,500 for his participation in each meeting of the Board of Directors and any committee meeting attended telephonically.

          Messrs. Johnson, Leader, Tonkin and Dr. Prager currently are designated as Independent Directors. This designation is intended solely for the purpose of clarifying which directors are entitled to compensation for their services as directors. Directors not designated as Independent Directors generally are those who in the past have been, or currently are being, compensated by the Company for other services rendered, or who have waived their right to receive director compensation. Directors who are employees receive compensation in their capacity as Company employees, as described elsewhere in this Prospectus.

         EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS OR DIRECTOR NOMINEES

          Sheldon L. Bogaz. Mr. Bogaz, 34, has served as the Company's Vice President of Trade Operations since November 1999, and is responsible for managing customer relationships, developing new business, and formulating and implementing pricing and trade programs. He served as the Vice President of Sales and Trade Operations of the Company and/or ST&P from September 1995 to October 1999. Prior to joining ST&P in 1995, Mr. Bogaz served as a Commercial Lender with NationsBank from 1992 to 1995. He holds a Bachelor of Science degree in Business Administration from Virginia Commonwealth University.

          David M. Dean. Mr. Dean, 40, has served as Vice President of Sales and Marketing of the Company since November 1999 and as a director and Secretary of ST&P since May 2000. From 1998 to October 1999, he served as a Principal of Group Insurance Concepts of Virginia, L.L.C., an employee benefits consulting firm and an affiliate of Northwestern Mutual Life Insurance Co. From 1984 to 1998, Mr. Dean was employed with Trigon Blue Cross Blue Shield in Richmond, Virginia, where he held a variety of executive positions, including Vice President of the Eastern Region from 1994 to 1996, Vice President of Sales from 1996 to 1997 and Vice President of Sales and Account Management for the Eastern and Western Regions of Virginia from 1997 to 1998. Trigon Blue Cross Blue Shield is the largest health insurer in Virginia. Mr. Dean is a graduate of Elon College with a degree in Business Administration.

Board of Director Meetings and Attendance

          The Board of Directors held 18 meetings during 1999. Each of the incumbent directors attended at least 75% of the aggregate of all meetings of the Board of Directors during the period he served thereon. The standing committees of the Board of Directors are the Audit Committee and the Compensation Committee.

          The Audit Committee, which was formed in December 1999, has responsibility for reviewing the Company's annual and quarterly financial results and financial position, the scope and results of independent accountant reviews and audits of the Company's financial statements, and the accounting standards and principles followed in preparing the Company's financial statements; evaluating the Company's system of internal accounting controls; recommending to the Board of Directors the appointment of the independent accountants; and reviewing the Company's financial reporting activities. The members of the Audit Committee are Mr. Johnson, who serves as the Chair, Mr. Leader and Dr. Prager.

          The Compensation Committee, which was formed in December 1999, has responsibility for (i) recommending to the Board of Directors of the Company salaries, bonuses and other forms of compensation for executive officers of the Company, including without limitation stock options, restricted shares and other forms of equity compensation, (ii) considering and adopting changes in the Company's compensation structure as applicable to all non-executive officer employees, including, but not limited to, salaries and benefits, (iii) recommending to the Board of Directors changes in director compensation, (iv) performing such duties and exercising such authority as, under the terms of the Company's 1998 Stock Option Plan (and, assuming stockholder approval, the 2000 Equity Incentive Plan and 2000 Performance Bonus Plan), may be assigned to a committee of the Board of Directors, and (v) performing such other duties and exercising such other authority as may be assigned from time to time to the Committee by the Board of Directors. The members of the Compensation Committee are Dr. Prager, who serves as the Chair, and Mr. Tonkin. Mr. Perito serves as an ex officio member of the Compensation Committee.

Section 16 (a) Beneficial Ownership Reporting Compliance

          Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires directors and executive officers and persons, if any, owning more than ten percent of a class of the Company's equity securities to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of the Company's equity and equity derivative securities. Based solely upon a review of the copies of such reports furnished to the Company, or written representations from reporting persons, the Company believes that during 1999 each of Mr. Perito, Mr. Johnson and Dr. Prager was delinquent in filing Form 3s, and each of Mr. Bailey and James A. McNulty, the Company's former Chief Financial Officer, was delinquent in filing Form 4s, each due to administrative oversight. Each is now in compliance with these reporting requirements.

                                  PROPOSAL II
                  APPROVAL OF THE 2000 EQUITY INCENTIVE PLAN

          The Board of Directors of the Company relies upon stock options to attract and retain outstanding individuals to serve as the Company's directors, executive officers, employees and consultants, and to align their interests with the interests of the Company's stockholders. The primary vehicle for this form of compensation currently is the Company's 1998 Stock Option Plan (the "1998 Plan"). On October 2, 1998, the Board of Directors adopted the 1998 Plan, which reserves for issuance pursuant to options granted thereunder up to 4,000,000 shares of Common Stock. The Company's stockholders approved the 1998 Plan on December 15, 1998. Amendments to the 1998 Plan were adopted by the Board of Directors on April 12, 1999 and September 24, 1999. As of the date hereof, options have been granted to purchase up to 3,388,406 shares of Common Stock under the 1998 Plan. This leaves only 611,594 shares of Common Stock available for issuance under the 1998 Plan.

          Because the Company has experienced substantial growth in the last two years, the Board of Directors is concerned that the number of shares of Common Stock remaining available under the 1998 Plan are not sufficient to enable the Company to attract and retain qualified individuals to serve as directors, officers, employees or consultants. Additionally, the Board is concerned that the 1998 Plan does not provide for the award of restricted shares, which has become a common form of equity compensation. Finally, the Board has determined that, in order to fairly compensate its Independent Directors, they should receive option awards following the conclusion of each year of service as Independent Directors. Accordingly, in August 2000 the Board adopted the 2000 Equity Incentive Plan (the "2000 Plan"). The 2000 Plan is being submitted for stockholder approval in order to comply with certain technical requirements applicable to companies whose stock is traded over the NASDAQ National Market System.

          Up to 1,000,000 shares of Common Stock will be available for issuance under the 2000 Plan. In addition, the maximum number of shares of Common Stock which may be issued and sold under the 2000 Plan automatically will be increased from time to time by up to 4,000,000 shares of Common Stock covered by options granted under the 1998 Plan which remain unexercised at the time of their cancellation, expiration or termination pursuant to the terms of the 1998 Plan.

          Stockholders are requested in this Proposal II to approve the 2000 Plan. The principal features of the 2000 Plan are described in summary form below. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the meeting will be required to ratify the 2000 Plan. Abstentions will be counted toward the tabulation of votes cast on this proposal and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

            THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS
             VOTE "FOR" APPROVAL OF THE 2000 EQUITY INCENTIVE PLAN

          The principal features of the 2000 Plan are described in summary form below. A copy of the 2000 Plan is on file with the SEC.

Summary of the 2000 Plan

General

          The 2000 Plan provides for the award of options to purchase Common Stock and/or restricted shares to directors, officers, employees and consultants or advisors of the Company and certain affiliated entities. Both incentive stock options and non-statutory stock options may be granted. Incentive stock options are intended to be treated as "incentive stock options" within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

Administration

          The 2000 Plan is administered by the Board of Directors of the Company. Subject to the express provisions of the 2000 Plan, the Board of Directors may delegate any or all of its powers under the Plan to a committee of the Board which would then have the authority to administer and interpret the 2000 Plan, including the authority to determine when and to whom stock options and/or restricted shares (collectively, "Awards") will be granted, to set the specific terms of individual Awards, and to make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the 2000 Plan.

Shares Allocated

          Up to 1,000,000 shares of Common Stock are available for issuance under the 2000 Plan (which maximum number of shares of Common Stock automatically will be increased from time to time by up to 4,000,000 shares of Common Stock covered by options granted under the 1998 Plan which remain unexercised at the time of their cancellation, expiration or termination pursuant to the terms of the 1998 Plan). If stock options granted under the 2000 Plan expire or otherwise terminate without being exercised, or if restricted shares are forfeited following their award, the shares of Common Stock not purchased pursuant to such options or such restricted shares, as the case may be, will again become available for issuance under the 2000 Plan.

Amendment, Modification and Termination of the 2000 Plan

          The Board of Directors may at any time and from time to time amend, modify or terminate the 2000 Plan. No amendment, modification or termination may become effective without approval by the stockholders, if stockholder approval is required by law, or if the Board of Directors determines that stockholder approval is otherwise necessary or desirable. No amendment, modification or termination of the 2000 Plan will in any manner adversely affect any outstanding stock options or restricted shares without the consent of the participant holding such stock options or restricted shares. With the consent of the optionee or holder of restricted shares affected, the Board of Directors may amend outstanding option agreements or restricted share agreements in a manner not inconsistent with the 2000 Plan. Unless earlier terminated by the Board of Directors, the 2000 Plan will terminate on the earlier of August 4, 2010 or the date on which all shares available for issuance under the 2000 Plan shall have been issued (without being subject to forfeiture) pursuant to the award of restricted shares or the exercise of stock options granted under the 2000 Plan.

Eligibility

          Eligible participants in the 2000 Plan include persons who are, at the time of grant, officers, employees or directors of, or consultants or advisors to, the Company or any subsidiary of the Company. No individual may be granted an incentive stock option unless such individual is an employee of the Company or any subsidiary of the Company. No individual may be granted, in any twelve-month period, stock options under the 2000 Plan which are exercisable with respect to more than 500,000 shares of Common Stock.

          No incentive stock option may be granted under the 2000 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the option exercise price is at least 110% of the fair market value of the Common Stock on the date such option is authorized to be granted, and the term of the option does not exceed five years from the date of grant. For incentive stock options granted under the 2000 Plan, the aggregate fair market value (determined at the time of grant) of the shares of Common Stock with respect to which such options are exercisable for the first time by an optionee during any calendar year (under all plans of the Company and its affiliates) may not exceed $100,000.

Other Key Elements of the 2000 Plan

          The purchase price per share of stock deliverable upon the exercise of an option under the 2000 Plan will be not less than the fair market value of the Common Stock on the date such option is authorized to be granted (the "Value Date"). The term "fair market value" is defined in the 2000 Plan as (i) the closing price of the Common Stock, as reported on NASDAQ or, if the Common Stock is listed on a stock exchange, the principal stock exchange on which the Common Stock is listed, on the last trading day prior to the Value Date for which a closing price is available or (ii) if the Board of Directors determines, in the exercise of its business judgment, that such closing price does not properly reflect the fair market value of the Common Stock on the Value Date, then such other price as may then be determined in good faith by the Board of Directors. If the Common Stock is not reported on NASDAQ or listed on any stock exchange, then the fair market value shall be determined in good faith by the Board of Directors. As of the Record Date, the closing price of the Common Stock on the NASDAQ National Market System was $4.00.

          Options under the 2000 Plan will be granted without consideration and, except as otherwise approved by the Board of Directors with respect to non-statutory stock options, are nontransferable except by will or the laws of descent and distribution. The maximum term of options granted under the 2000 Plan is ten years, except that in certain cases with respect to incentive stock options the maximum term is five years. Options granted under the 2000 Plan generally expire within three months after termination of the optionee's employment by the Company or any affiliate of the Company, unless (a) such termination is due to such person's disability, in which case the option may provide that it may be exercised at any time within one year after such termination; (b) the optionee dies while employed by or serving as a consultant, advisor or director of the Company or any affiliate of the Company, or within three months after termination of such relationship, in which case the option may provide that it may be exercised within one year of the optionee's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (c) the option agreement by its terms provides for exercise during a longer period of time following termination of such relationship. Subject to the preceding sentence, and except as provided under the Code with respect to incentive stock options, if at any time during the last six months of the term of any option granted under the 2000 Plan, the optionee is precluded from selling shares of Common Stock underlying such option solely because of the application to such optionee of the policies contained in the Company's "Insider Trading Compliance Manual" (or similar successor policies), the term of such option is extended by six months beginning with the first day such optionee is no longer so precluded.

          Payment of the exercise price of an option must be in cash or, in the sole discretion of the Board of Directors, in capital stock of the Company, or by the surrender of other rights to purchase capital stock of the Company (including options). The Company may, in its sole discretion, make loans to an optionee in an amount equal to all or part of the exercise price of options held by such optionee.

          Restricted shares under the 2000 Plan may be awarded on such terms and conditions as the Board of Directors may approve. Subject to the terms of the 2000 Plan, the Board of Directors will determine the number of restricted shares to be awarded to each recipient and different terms and conditions may be imposed on awards of restricted shares to the same or different recipients. The Board of Directors also may require a recipient to remain in the employment or service (including service as a director, advisor or consultant) of the Company or any affiliate of the Company, for a specified minimum period of time, or else forfeit all or a portion of such restricted shares.

          All awards immediately become exercisable in full, in the case of options, or fully vested and no longer subject to any forfeiture (unless otherwise provided in the applicable award agreement), in the case of restricted shares, (i) upon any merger or consolidation of the Company if the stockholders of the Company immediately before such merger or consolidation do not own, directly or indirectly, immediately following such merger or consolidation, more than 50% of the combined voting power of the resulting outstanding voting securities in substantially the same proportion as their pre-merger or pre-consolidation ownership; (ii) upon any transfer of all or substantially all of the business and/or assets of the Company, or assets representing over 50% of the operating revenue of the Company; or (iii) at such time as any person who was not, on August 4, 2000, a controlling person (as defined in Rule 405 under the Securities Act of 1933, as amended) of the Company ("Controlling Person") becomes either (x) the beneficial owner of over 50% of the Company's outstanding Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally or (y) a Controlling Person.

Federal Income Tax Consequences

Stock Options
-------------

          There are no federal income tax consequences to an optionee by reason of the grant of an incentive stock option under the 2000 Plan. No income or gain must be recognized upon the exercise of an incentive stock option unless the option holder (i) is subject to the alternative minimum tax, (ii) is utilizing the net issuance method of exercising his incentive stock options or
(iii) has ceased to be an employee for more than three (3) months before the date of exercise. However, income or gain must be recognized upon the disposition of shares obtained upon exercise of an incentive stock option. If the shares are held for at least two years from the date of grant of the option and one year from the date of issuance, any gain recognized on disposition of the shares would generally be treated as a long-term capital gain for federal income tax purposes. However, if the shares are disposed of within the periods described in the preceding sentence (a "disqualifying disposition"), in general, the option holder would recognize ordinary income upon such disposition equal to the excess, if any, of (i) the lesser of (A) the fair market value of the shares on the date of exercise and (B) the amount received by the option holder from such disposition, over (ii) the exercise price. Currently, the federal maximum tax rate imposed on net capital gain with respect to individuals is 28 percent (20 percent for most capital assets held for over 12 months), while the federal maximum ordinary income tax rate with respect to individuals is 39.6 percent. Net capital gain means the excess of net long-term capital gain over net short-term capital loss, if any. The Company will generally not be entitled to take an income tax deduction upon the grant or exercise of an incentive stock option, but will be entitled to a business deduction with respect to any income recognized by an option holder upon a disqualifying disposition (provided the Company satisfies certain reporting requirements).

          There are no federal income tax consequences to an optionee by reason of the grant of a non-statutory stock option under the 2000 Plan. Taxable ordinary income will normally be recognized by an optionee upon the exercise of a non-statutory stock option in an amount equal to the excess of the fair market value of the shares purchased on the date of exercise over the exercise price. The Company will be entitled to a business deduction in the amount of the ordinary income recognized by the optionee, provided the Company satisfies certain reporting requirements. Upon disposition of such shares the optionee will generally recognize a capital gain or loss in an amount equal to the difference between the selling price and the sum of the amount paid for such shares plus any amount recognized as ordinary income upon exercise of the option. The Company will not realize any tax consequences as a result of the disposition of shares acquired upon exercise of a non-statutory stock option.

          If an option holder utilizes the net issuance method to exercise either an incentive stock option or a non-statutory stock option, in addition to any federal income tax consequences described above, such holder would recognize ordinary income equal to the consideration received or deemed received by the holder with respect to the stock options surrendered to the Company in order to pay for such exercise. If an option holder pays the exercise price in Common Stock, special rules would apply which could affect such holder's basis in, and holding period of, the shares acquired upon exercise, and, consequently, the amount and character of the gain or loss recognized by the option holder upon subsequent disposition of such shares.

Restricted Shares
-----------------

          Generally, there will be no federal income tax consequences to either the Company or a recipient upon the award of restricted shares under the 2000 Plan which are not vested and are subject to forfeiture. A recipient will recognize compensation income, for federal income tax purposes, to the extent that any of the restricted shares are no longer subject to forfeiture, in an amount equal to the fair market value of the shares that unconditionally vest at such time less the amount paid (if any) by the recipient for such shares. The Company generally will be entitled to a federal income tax deduction equal to the amount of ordinary income recognized by the recipient provided the Company meets certain reporting requirements. The Company may claim this deduction in its tax year ending with, or immediately after, the end of the recipient's tax year in which the recipient recognized such income. To accelerate the timing of the tax event to the recipient, a recipient who is awarded restricted shares may elect to recognize ordinary income in the taxable year in which the restricted shares are awarded, in an amount equal to the fair market value of the restricted shares received (even if such restricted shares are subject to forfeiture) less the amount paid (if any) by the recipient for such restricted shares. For purposes of this election, fair market value will be determined as of the date the restricted share award is made.

Section 162(m)
--------------

          Under Section 162(m) of the Code and regulations thereunder, no federal income tax deduction by a publicly-held company is allowed for certain types of compensation paid to certain highly compensated employees to the extent that the amount of such compensation for a taxable year for any such individual exceeds $1 million. Section 162(m) excludes "performance based" compensation from its deductibility limits. Compensation realized upon the exercise of stock options is considered "performance based" if, among other requirements, the plan pursuant to which the options are granted has been approved by the sponsoring company's stockholders, if it has a limit on the total number of shares that may be covered by options issuable to any plan participant in any given period and if the option exercise price is at least equal to the fair market value of the underlying stock on the date of grant. The 2000 Plan meets these requirements. Restricted shares awarded under the 2000 Plan will not be deemed to be "performance based" compensation and therefore will not be excluded from the
Section 162(m) deductibility limits.

New Plan Benefits Table

          The following table sets forth the number of non-statutory stock options that the current Independent Directors would receive annually as a group, assuming the 2000 Plan is approved by the stockholders. The benefits that would be received by the executive officers and employees of the Company are not determinable at this time and are at the discretion of the Board of Directors.

                   Name and Position         Dollar Value ($)    Number of Shares
                   -----------------         ----------------    ----------------
               Independent Director Group           (a)                100,000

(a) All stock options granted under the 2000 Plan will be granted at the fair market value of a share of Common Stock on the date of grant. The actual value, if any, that an Independent Director may realize will depend on the excess of the stock price over the exercise price on the date the stock option is exercised.

                                 PROPOSAL III
                  APPROVAL OF THE 2000 PERFORMANCE BONUS PLAN

          The Board of Directors has approved the 2000 Performance Bonus Plan (the "Bonus Plan"), subject to approval of the Bonus Plan by the stockholders of the Company. The purpose of the Bonus Plan is to provide executive officers with a meaningful incentive opportunity geared toward the achievement of specific performance goals and is being submitted for stockholder approval to meet the requirements for tax deductibility under Section 162(m) of the Code.

          Stockholders are requested in this Proposal III to approve the Bonus Plan. The principal features of the Bonus Plan are described in summary form below. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the meeting will be required to ratify the Bonus Plan. Abstentions will be counted toward the tabulation of votes cast on this proposal and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

          Upon approval by the Company's stockholders, the Bonus Plan will become effective as of October 6, 2000, and will remain in effect until terminated by the Board of Directors or a committee of the Board of Directors; provided, however, that performance goals will be submitted to the Company's stockholders for approval every five years or as otherwise required by Section 162(m) of the Code.

            THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" APPROVAL OF THE 2000 PERFORMANCE BONUS PLAN

          The principal features of the Bonus Plan are described in summary form below. A copy of the Bonus Plan is on file with the SEC.

Summary of the Bonus Plan

Administration

          The Bonus Plan will be administered by a committee of directors appointed by the Board of Directors, who are not current or former officers or employees of the Company and who are "independent directors" to the extent required by and within the meaning of Section 162(m) of the Code. Such committee may delegate to management of the Company responsibility for day-to-day administration of the Bonus Plan, following administrative guidelines approved from time to time by such committee. The Board of Directors has given the responsibility of administering the Bonus Plan to the Compensation Committee.

          Subject to the limitations of the Bonus Plan, the Compensation Committee will from time to time: (i) select from the executive officers of the Company, those who shall participate in the Bonus Plan, (ii) grant award opportunities in such forms and amounts as it may determine, (iii) impose such limitations, restrictions, and conditions upon such awards as it may deem appropriate, (iv) adopt, amend, and rescind administrative guidelines and other rules and regulations relating to the Bonus Plan, and (v) take all other actions necessary or advisable for the implementation and administration of the Bonus Plan.

          The Compensation Committee, in its sole discretion, without notice, at any time and from time to time, may modify or amend, in whole or in part, any or all of the provisions of the Bonus Plan, or suspend or terminate it entirely; provided, however, that no such modification, amendment, suspension, or termination may, without the consent of a participant (or his or her beneficiary in the case of the death of the participant), reduce the right of a participant (or his or her beneficiary, as the case may be) to a payment or distribution under the Bonus Plan to which he or she is otherwise entitled.

Eligibility and Participation

          All employees who are actively employed by the Company as executive officers will be eligible to participate in the Bonus Plan, subject to certain limitations. Participation in the Bonus Plan will be determined by the Compensation Committee. Executive officers who are eligible to participate in the Bonus Plan will be apprised of the performance goals ("Performance Goals") and related award opportunities for the relevant Measurement Periods. For purposes of the Bonus Plan, "Measurement Period" will mean a period of one fiscal year and/or one fiscal quarter, as determined by the Compensation Committee at the time the Performance Goals are established with respect to a particular award ("Target Incentive Award") to be paid to a participant when planned performance results are achieved.

Award Determination

          The Compensation Committee must establish the Target Incentive Award for each participating executive officer and Performance Goals for each Measurement Period before 25% of the Measurement Period has elapsed.
Performance Goals to be used will be chosen from among the following factors, or any combination of the following, as the Compensation Committee deems appropriate: (a) increases in gross revenues; (b) reductions in costs; (c) increases in earnings before income taxes, depreciation and amortization; (d) increases in the market value of the Company's stock; (e) increases in sales of cigarettes; (f) increases in the number of StarCure(TM) tobacco curing barns placed on farms that supply tobacco leaf to the Company; (g) expansion of low-TSNA tobacco processing capacity; (h) increases in sales of StarCure(TM) tobacco; (i) agreements with third-parties for the license of the Company's proprietary tobacco curing processes; (j) issuances of key patents; (k) development and/or commercialization of new products; and (l) formation or expansion of strategic alliances. The Compensation Committee may select among the Performance Goals specified from Measurement Period to Measurement Period, which need not be the same for each executive officer in a given year. Once established, Performance Goals may not be changed during the relevant Measurement Period.

          At the end of each Measurement Period, awards will be computed for each participant as determined by the Compensation Committee. Each individual award will be based upon the achievement of Performance Goals. The amount payable to a participant under the Bonus Plan for any fiscal year will not exceed $2,500,000.

Termination of Employment

          In the event a participant's employment is terminated, for whatever reason, any award, in the sole discretion of the Compensation Committee, may be reduced or eliminated to reflect the Compensation Committee's determination of the participant's actual contribution to the achievement of the applicable Performance Goals. However, if a participant in the Bonus Plan is in the employ of the Company at the end of any Measurement Period, such participant shall be entitled to the Target Incentive Awards that may be payable in respect of Performance Goals achieved during such Measurement Period, even if subsequent to such period the participant ceases to be employed by the Company (or any affiliate).

Change in Control

          In the event of a change in control of the Company (as defined in the Bonus Plan), a participant as of the date of the change in control will be entitled to the Target Incentive Awards for the Performance Goals achieved during the Measurement Period in which the change in control occurs.

Federal Income Tax Consequences

          A recipient of an award under the Bonus Plan will recognize compensation income, for federal income tax purposes, in an amount equal to the award. The Company generally will be entitled to a federal income tax deduction equal to the amount of ordinary income recognized by the recipient provided the compensation meets the requirements of Section 162(m) of the Code. The Company may claim this deduction in its tax year ending with, or immediately after, the end of the recipient's tax year in which the recipient recognized such income. Under Section 162(m) of the Code and regulations thereunder, no federal income tax deduction by a publicly held company is allowed for certain types of compensation paid to certain highly compensated employees to the extent that the amount of such compensation for a taxable year for any such individual exceeds $1 million. Section 162(m) excludes "performance based" compensation from its deductibility limits. Compensation realized upon the achievement of Performance Goals as provided in the Bonus Plan is considered "performance based" if it meets certain requirements. The Board of Directors believes that the Bonus Plan meets these requirements.

                                  PROPOSAL IV

            RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

          Subject to stockholder ratification, the Board of Directors has appointed the firm of Aidman, Piser & Company, P. A. ("Aidman") as independent accountants to audit the Company's financial statements for 2000. If the stockholders do not ratify this appointment, the appointment will be reconsidered by the Board of Directors.

          Aidman has audited the Company's financial statements since January 15, 1999. The Company has previously reported in the Company's Form 10-KSB, for the year ended December 31, 1998, the change in principal accountants for such fiscal year. Services provided by Aidman for the year ended December 31, 1999 included: audit of the Company's financial statements, review of the Company's filings with the Securities and Exchange Commission, and consultation on matters related to accounting, taxation and financial reporting. Representatives of Aidman are expected to be present at the 2000 Annual Meeting of Stockholders, at which they will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

            THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS
                         VOTE "FOR" SUCH RATIFICATION

                                       V

                                OTHER BUSINESS

          The Board of Directors does not intend to present to the meeting any business other than the matters described in this proxy statement. If any other matter is presented to the meeting which under applicable proxy regulations need not be included in this proxy statement or of which the Board of Directors did not know a reasonable time before this solicitation would be presented, the persons named in the accompanying proxy will vote proxies with respect to such matter in accordance with their best judgment.

                         COMPENSATION COMMITTEE REPORT

          The Company did not have a Compensation Committee until after its Annual Stockholders Meeting on December 10, 1999. Since its formation, the Compensation Committee, comprised of Dr. Elliot D. Prager (Chair) and Leo S. Tonkin, Esquire, has met on several occasions in order to examine the Company's compensation structure generally, and to determine the proper levels and components of the compensation of the Company's senior management.

          The Compensation Committee anticipates adopting a number of changes to the Company's compensation structure, and particularly to the compensation of the Company's officers, with a view toward maximizing the deductibility of such compensation under the Code, better aligning the interests of such officers with the interests of the Company's stockholders and its strategic direction, and taking into consideration the compensation of senior officers at similarly situated companies. The Bonus Plan being submitted for stockholder approval at the 2000 Annual Meeting is one of these changes. The Compensation Committee is obligated to recognize and reward performance which increases shareholder value and will exercise its discretion in determining whether or not to conform the Company's executive compensation plans to the approach provided for in the Code.

          Dr. DeLorenzo served as the Company's Chief Executive Officer from October 1998 to November 1999. He was not employed by the Company and was not paid a salary, cash or any other compensation in connection with his position as
Chief Executive Officer.   However, in light of his unique academic and
scientific experience that senior management believed Dr. DeLorenzo would bring to the Company, as well as his anticipated contributions to the Company, he was granted stock options to purchase up to an aggregate of 1,000,000 shares of the Company's common stock. Mr. Williams was elected the Company's Chief Executive Officer in November 1999. The Committee has been evaluating the compensation of Mr. Williams along with the Company's other executive officers. The Company's two other executive officers during 1999 were compensated in accordance with employment contracts which were approved by the Board of Directors. In approving such employment contracts, the Board of Directors considered the level of responsibility at the Company of the individuals involved, and in one case gave strong consideration to the fact that the employment contract was an inducement for the individual to resign his partnership at a major law firm.

               Elliot D. Prager, M.D.      Leo S. Tonkin, Esquire
                     (Chair)

                            EXECUTIVE COMPENSATION

Summary Compensation Table

          The following table sets forth, for each individual who served as Chief Executive Officer and the other most highly compensated officers of the Company in 1999 (collectively, the "Named Executive Officers"), certain information concerning their compensation.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                              Long Term
                                          Annual Compensation                            Compensation Awards
                                          -------------------                            -------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                                       Other Annual    Restricted    Securities
                                              Salary         Bonus     Compensation      Stock       Underlying    All Other
Name and Principal Position         Year       ($)            ($)           ($)       Award ($)/1/   Options (#)  Compensation
---------------------------         ----       ---            ---           ---       -------------  -----------  ------------
Jonnie R. Williams,                 1999    2,400,000          --              --            --             --             --
Chief Executive Officer/2/          1998      400,000          --              --            --             --             --
                                    1997           --          --         565,000/3/         --             --             --

Robert J. DeLorenzo, M.D.,          1999           --          --          17,800            --      1,000,000             --
Ph.D., M.P.H. /4/                   1998           --          --              --            --             --             --

James A. McNulty,                   1999      206,064          --              --            --        200,000             --
Chief Financial Officer/5/          1998       29,423      80,000              --       250,000             --        $15,000/6/

Paul L. Perito, Esquire,            1999      350,432     250,000/8/       25,000/9/         --      1,000,000             --
Chairman, President and Chief
Operating Officer/7/

Malcolm L. Bailey/10/               1999      118,000          --              --            --        200,000        $ 8,304
--------------------------------------------------------------------------------------------------------------------------------

/1/ The Company did not award any stock appreciation rights to the executive officers or make any long-term 2000 Plan payouts in 1999, 1998 and 1997. The value of the restricted stock has been determined by multiplying the number of shares by the closing bid and asked prices as of the day prior to the date of grant .
/2/ Mr. Williams was appointed Chief Executive Officer in November 1999. Mr. Williams served as Senior Vice President of Marketing and Product Development of the Company from May 1999 to November 1999 and served as the Company's Chief Operating Officer and Executive Vice President from October 1998 through May 1999 .
/3/ Represents management fees paid to Mr. Williams prior to his employment with the Company.
/4/ Dr. DeLorenzo served as the Company's Chief Executive Officer from October 1998 until November 1999. During 1998 and 1999, Dr. DeLorenzo did not receive compensation from the Company for serving as Chief Executive Officer. Dr. DeLorenzo received the stock options listed, reimbursement for expenses and cash compensation of $17,800 for consulting services.
/5/ Mr. McNulty was appointed to the position of Chief Financial Officer of the Company in October 1998 and resigned from such position in April 2000.
/6/  Represents reimbursement for temporary housing in Richmond, Virginia.
/7/ Mr. Perito was appointed as the Company's President and Chief Operating Officer in November 1999 and Chairman in August 2000. Mr. Perito served as the Company's Executive Vice President, General Counsel, Secretary and Chief Ethics Officer from June 1999 until November 1999.
/8/ The Company paid Mr. Perito $250,000 in the form of a signing bonus in 1999 and a bonus of $250,000 in March 2000, based on the Company's and Mr. Perito's performance in 1999.
/9/ Represents the difference between the price paid by Mr. Perito for 2,000,000 shares of the Company's Common Stock and the fair market value of such stock as determined by the Company in compliance with Internal Revenue Service regulations .
/10/ Mr. Bailey served as the Company's President from October 1998 until
     November 1999.

Option Grants During 1999

          The following table sets forth, for each Named Executive Officer, certain information concerning stock options granted to them during 1999. We have never issued stock appreciation rights. Options were generally granted at an exercise price equal to the fair market value of the Common Stock at the date of grant. The term of each option granted is generally ten years from the date of grant. Options may terminate before their expiration dates, if the optionee's status as an employee or a consultant is terminated or upon the optionee's death or disability.

                                                                                                      Potential Realizable Value
                                                                                                      at Assumed Rates of Stock
                                                                                                        Price Appreciation for
                                              Individual Grants                                             Option Term/1/
                                        ---------------------------                                   --------------------------
                                         % of Total
                                          Options
                                         Granted to
                                         Employees     Exercise or   Market Price
                              Options    in Fiscal     Base Price     on Date of
      Name                  Granted(#)      Year         ($/Sh)       Grant ($)    Expiration Date          5%(S)        10%($)
      ----                  ----------      ----         ------       ---------    ---------------          -----        ------
Jonnie R. Williams                 --          --            --            --               --                 --             --

Robert J. DeLorenzo,          500,000       20.83          2.00          2.00           3/9/09            628,895      1,593,742
M.D., Ph.D., M.P.H.

                              500,000       20.83          3.00          2.00           3/9/09            628,895      1,593,742

James A. McNulty              200,000        8.33          2.00          2.00         10/15/09            251,558        637,497

Paul L. Perito, Esquire     1,000,000       41.67         1.685         1.685           7/1/09          1,059,687      2,685,456

Malcolm L. Bailey             200,000        8.33          1.00          2.00          4/12/09            125,779        318,749

1/ The dollar amounts under these columns are the result of calculations at the 5% and 10% rates set by the Securities and Exchange Commission and therefore are not intended to forecast possible future appreciation, if any, of the stock price of the Company. If the Company's stock price were in fact to appreciate at the assumed 5% or 10% annual rate for the ten year term of these options, a $1,000 investment in the Common Stock of the Company would be worth $1,629 and $2,594, respectively, at the end of the term.

----------

Aggregated Option Exercises in 1999 and Year-End Option Values

          The following table sets forth, for each Named Executive Officer, certain information concerning options exercised during fiscal 1999 and the number of shares subject to both exercisable and unexercisable stock options as of December 31, 1999. The values for "in-the-money" options are calculated by determining the difference between the fair market value of the securities underlying the options as of December 31, 1999 ($8.0625 per share) and the exercise price of the officer's options. We have never issued stock appreciation rights.

                                                                 Number of Securities
                                 Number of                       Underlying Unexercised          Value of Unexercised In-
                                   Shares                             Options at                   The-Money Options at
                                Acquired on      Value             December 31, 1999               December 31, 1999($)
                                                             -------------------------------   -------------------------------
Name                            Exercise(#)   Realized($)     Exercisable     Unexercisable     Exercisable     Unexercisable
----                            ------------  -----------     -----------     -------------     -----------     -------------
Jonnie R. Williams                  --           --                    --               --                --              --

Robert J. DeLorenzo, M.D.,          --           --                    --        1,000,000                --       5,562,500
Ph.D., M.P.H.

James A. McNulty                    --           --               200,000               --         1,212,500              --

Paul L. Perito, Esquire             --           --             1,000,000               --         6,375,000              --

Malcolm L. Bailey                   --           --               200,000                          1,412,500              --

     The Company does not have a defined benefit plan or actuarial pension plan. During 1999, the Company did not have a "long-term 2000 Plan", and the Company did not make any "long-term incentive awards", as such terms are defined in Item 402 of Regulation S-K. During 1999, no stock options were exercised by any optionee.

Performance Graph

          The following Performance Graph compares the performance of the Company's cumulative stockholder return with that of a broad market index (S&P
500) and a published industry index (S&P Tobacco Index) for each of the most recent two fiscal years. The cumulative stockholder return for shares of Common Stock is calculated assuming that $100 was invested on February 6, 1998, the date of the merger between Eye Technology, Inc. and the Company. The total return of each of the indices was calculated assuming $100 was invested on December 31, 1997. The performance of the indices is shown on a total return (dividends reinvested) basis. The Company paid no cash dividends during the periods shown. The graph lines merely connect year-end dates and do not reflect fluctuations between those dates.

          The S&P Tobacco Index includes leaf tobacco dealers and manufacturers of cigarettes and other tobacco products. While the Company currently derives most of its revenues from the sale of cigarettes, its central focus is the reduction of the range of serious health hazards associated with the use of tobacco products. Accordingly, Star's primary corporate mission is to demonstrate the commercial viability of less harmful tobacco products and to encourage other tobacco manufacturers to utilize and/or license Star's proprietary curing technology. Star is also involved in the research and development of tobacco cessation products. For these reasons, the Company does not believe that the S&P Tobacco Index is closely representative of the Company's business. However, the unique nature of the Company's business does not easily lend itself to comparison with other industry indices.

           Plotpoints for Star Scientific, Inc. Proxy Statement

           S&P 500     S&P Tobacco Index   Star Scientific Inc.

Dec-97          100             100                  100
Dec-98     128.3186        154.7216             379.2135
Dec-99     155.3098        76.04065             905.8989

Employment Contracts, Termination of Employment and Change-In-Control
Arrangements

          As of June 15, 1999, in consideration for Mr. Perito's resignation of full-time employment as a senior partner of PHJ&W, the Company entered into a three-year employment agreement with Mr. Perito, which was modified on December 1, 1999 (the "Employment Contract"), pursuant to which the Company is obligated to pay Mr. Perito an annual salary of not less than $1,200,000 ("Base Salary"). In addition to the Base Salary, the Company has paid Mr. Perito $250,000 in the form of a signing bonus and paid Mr. Perito a bonus of $250,000 in 2000, based on the Company's and Mr. Perito's performance (as defined in the Employment Contract). The Company also is obligated to maintain for the term of the Employment Contract a term life insurance policy in the amount of $1,500,000 and a disability insurance policy for the amount of $35,000 per month for the benefit of Mr. Perito and/or his beneficiaries.

          In June 1999, the Company sold 2,000,000 shares of Common Stock to Mr. Perito for $1.00 per share, for which Mr. Perito delivered to the Company a promissory note in the principal amount of $2,000,000, bearing interest at 7% per annum (the "Note"). The interest on the Note, which is non-recourse to Mr. Perito, is payable annually and the unpaid balance of the Note, of which 85% is non-recourse to Mr. Perito, is payable in full on the fifth anniversary date of the Note. Under the Employment Contract, Mr. Perito also was awarded a stock option to purchase up to 1,000,000 shares of Common Stock, at a purchase price of $1.685 per share, which was fully vested as of June 15, 1999. The Employment Contract provides for Mr. Williams to provide security for the obligations of the Company thereunder.

          Upon termination by the Company of the Employment Contract without Cause (as defined in the Employment Contract) or by Mr. Perito for Good Reason (as defined in the Employment Contract), the Company will be obligated to pay to Mr. Perito all salary, benefits, bonuses and other compensation that would be due under the Employment Contract through the end of the term of the Employment Contract. Upon termination of Mr. Perito's employment as a result of his death or disability, the Company will be obligated to pay to Mr. Perito all salary, benefits, bonuses and other compensation that would be due under the Employment Contract for a period of one year from the date of such termination.

          In connection with certain transactions that may result in a change in voting control of the Company (each, a "Disposition Transaction") or certain changes in the Company's senior management, Mr. Perito will be entitled to terminate the Employment Contract, to a one-time termination payment of $2,500,000 and to participate in the Disposition Transaction upon the same terms and conditions as certain principal stockholders of the Company. The Company also will be obligated to reimburse Mr. Perito for any taxes which may become due as a result of the application of Section 280G of the Code to the payment described in the preceding sentence.

          Pursuant to the 1998 Plan, all options immediately become fully vested upon (i) the acquisition (other than from the Company) by any "Person" (as the term is used for purposes of Sections 13(d) or 14(d) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of the combined voting power of the Company's then outstanding voting securities; (ii) the individuals who, immediately after the 1998 Annual Meeting of Stockholders of the Company were members of the Board of Directors (the "Incumbent Board"), cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that if the election, or nomination for election by the Company's stockholders, of any new Director was approved by a vote of at least two-thirds of the Incumbent Board, such new Director shall, for purposes of this Agreement, be considered as a member of the Incumbent Board; or (iii) approval by the stockholders of the Company of (a) a merger or consolidation involving the Company if the Company's stockholders, immediately before such merger or consolidation, do not, as a result of such merger or consolidation, own, directly or indirectly, more than seventy percent (70%) of the combined voting power of the then outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the combined voting power of the voting securities of the Company outstanding immediately before such merger or consolidation or (b) a complete liquidation or dissolution of the Company or an agreement for the sale or other disposition of all or substantially all of the assets of the Company.

          Pursuant to the 2000 Plan, if approved, all options and restricted shares immediately become fully vested upon (i) any consolidation or merger involving the Company if the shareholders of the Company immediately before such merger or consolidation do not own, directly or indirectly, immediately following such merger or consolidation, more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the combined voting power of the outstanding voting securities of the Company immediately before such merger or consolidation; (ii) any sale, lease, license, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the business and/or assets of the Company or assets representing over

50% of the operating revenue of the Company; or (iii) any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) who is not, on the date hereof, a Controlling Person of the Company shall become (x) the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of over 50% of the outstanding Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally or (y) a Controlling Person of the Company.


        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth as of August 24, 2000 certain information with respect to the beneficial ownership of Common Stock by each beneficial owner of more than 5% of the Company's voting securities, each Director and each Named Executive Officer, and all Directors, Named Executive Officers and officers of the Company as a group, except as qualified by the information set forth in the notes to this table.

                                                                              Shares
                                                                           Beneficially
                              Name                                          Owned/(1)/                 Percentage Owned/(2)/
                              ----                                          ----------                 --------------------
Jonnie R. Williams/(3)/                                                     17,215,264                        29.3%
801 Liberty Way
Chester, VA 23836

Irrevocable Trust #1 FBO/(4)/                                               15,990,214                        27.2%
Francis E. O'Donnell, M.D.
709 The Hamptons Lane
Chesterfield, MO 63017

Prometheus Pacific Growth Fund, LDC                                          5,202,640                         8.9%
P.O. Box 1062
George Town, Grand Cayman, B.W.I.

Francis E. O'Donnell, Jr., M.D./(5)/                                         3,368,362                         5.7%
709 The Hamptons Lane
Chesterfield, MO 63017

Paul L. Perito, Esquire/(6)/                                                 3,019,000                         5.1%
801 Liberty Way
Chester, VA 23836

Robert DeLorenzo, M.D., Ph.D., M.P.H./(7)/                                   1,521,000                          *

Malcolm L. Bailey/(8)/                                                         301,000                          *

James A. McNulty, C.P.A./(9)/                                                  300,000                          *

Elliot D. Prager, M.D./(10)/                                                   127,445                          *

Mark W. Johnson/(11)/                                                           93,000                          *

Leo S. Tonkin, Esquire/(12)/                                                    50,000                          *

Christopher G. Miller/(13)/                                                     38,000                          *

Martin L. Leader/(14)/                                                              -                           *

All Directors, Named Executive Officers and Officers                        21,526,709                        36.7%
(12 Persons)/(15)/

* Less than one percent.

/(1)/ Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission and includes shares over which the indicated beneficial owner exercises voting and/or investment power. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days, by October 23, 2000, are deemed outstanding for purposes of computing the percentage ownership of the person holding such securities, but not deemed outstanding for purposes of computing the percentage ownership of any other person. Except as indicated, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of voting stock shown as beneficially owned by them.
/(2)/ The "Percentage Owned" calculations are based on the outstanding shares of Common Stock as of August 24, 2000.

/(3)/ Includes 16,115,264 shares held by Mr. Williams. Also includes 1,100,000 shares held by Regent Court Technologies, LLC of which Mr. Williams is deemed to have beneficial ownership by virtue of his membership in Regent Court Technologies, LLC and over which he shares voting and investment power with Dr. O'Donnell.
/(4)/ Includes 15,990,214 shares owned by a trust for the benefit of Francis E. O'Donnell, Jr., M.D., over which Kathleen O'Donnell has sole voting and investment power. Excludes 2,268,362 shares owned by a trust for the benefit of Dr. O'Donnell's children, over which Ms. O'Donnell has sole voting and investment power.
/(5)/ Includes 2,268,362 shares owned by a trust for the benefit of Mr. Williams' children, over which Dr. O'Donnell has sole voting and investment power. Also includes 1,100,000 shares held by Regent Court Technologies, LLC of which Dr. O'Donnell is deemed to have beneficial ownership by virtue of his membership in Regent Court Technologies, LLC and over which he shares voting and investment power with Mr. Williams.
/(6)/ Includes 2,000,000 shares held by Mr. Perito, 1,000,000 shares which Mr. Perito has the right to acquire upon exercise of stock options and an aggregate of 19,000 shares held by his children or in trust for the benefit of his children, of which Mr. Perito disclaims beneficial ownership.
/(7)/ Includes 30,000 shares held by Dr. DeLorenzo's children, over which Dr. DeLorenzo disclaims beneficial ownership, 270,000 shares owned jointly with Dr. DeLorenzo's spouse and 1,000,000 shares which Dr. DeLorenzo has the right to acquire upon exercise of stock options.
/(8)/ Includes 101,000 shares held by Mr. Bailey and 200,000 shares which Mr. Bailey has the right to acquire upon exercise of stock options.
/(9)/ Includes 100,000 shares held by Mr. McNulty and 200,000 shares which Mr. McNulty has the right to acquire upon exercise of stock options. Mr. McNulty resigned as the Company's Chief Financial Officer in April 2000.
/(10)/ Includes 50,000 shares which Dr. Prager has the right to acquire upon exercise of stock options.
/(11)/ Includes 93,000 shares which Mr. Johnson has the right to acquire upon exercise of stock options.
/(12)/ Includes 50,000 shares which Mr. Tonkin has the right to acquire upon exercise of stock options.
/(13)/ Includes 38,000 shares which Mr. Miller has the right to acquire upon exercise of stock options. Excludes 25,000 shares which Mr. Miller has the right to acquire upon exercise of stock options which are not exercisable within 60 days.
/(14)/ Excludes 50,000 shares which Mr. Leader has the right to acquire upon exercise of stock options which are not exercisable within 60 days. /(15)/ Includes 2,593,000 shares which such officers and directors have the right to acquire upon exercise of stock options. Does not include 50,000 shares which such officers and directors have the right to acquire upon the exercise of options which are not exercisable within 60 days.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          The Company acquired its manufacturing facility in Petersburg, Virginia in June 1995 from a partnership comprised of Francis E. O'Donnell, Jr., M.D., Jonnie R. Williams, the Chief Executive Officer of the Company and Paul Lamb, the President and Chief Executive Officer of ST&P for a note in the principal amount of $300,000, which was subsequently reissued as three notes of $100,000 each payable to Dr. O'Donnell, a trust for the benefit of Mr. Williams' children and Mr. Lamb. The notes to Dr. O'Donnell and the Williams' children's trust were paid in 1998 and the note to Mr. Lamb was paid in 1999.

          Mr. Williams and Dr. O'Donnell jointly own an airplane. The Company has utilized the airplane for business travel throughout the United States and to Mexico to client locations that are not near airports with regularly scheduled or frequent commercial airline services. Payments made by the Company to Dr. O'Donnell and Mr. Williams with respect to aircraft expenses were $442,238 in 1999 and $185,544 in 1998, and were billed at cost.

          During 1998, Mr. Williams made loans to the Company on a short-term basis at the minimum level of interest provided for by the Internal Revenue Service. These loans amounted to $710,000 in 1998. All such loans were repaid in full during the year in which they were made. On December 31, 1999, Mr. Williams signed a promissory note for $1,087,806. The promissory note is repayable on December 31, 2000 and bears interest at 5.66%.

          The Company paid to Golden Leaf Tobacco Company ("Golden Leaf"), a company owned by Malcolm L. "Mac" Bailey, a director of the Company and the Company's President from October 1998 to November 1999, approximately $610,000 in 1999 and $60,000 in 1998 for tobacco purchases and commissions, and the Company received $580,000 in 1999 and $165,000 in 1998 for the sale of tobacco to Golden Leaf.

          Additionally, pursuant to a consulting agreement entered into between the Company and Mr. Bailey, Mr. Bailey agreed to provide consulting services to the Company. The consulting agreement will expire in October 2003, unless extended at the option of the Company. The Company is required to pay Mr. Bailey $80,000 per year plus a commission for flue-cured tobacco processed by Golden Leaf. For the 2000 growing season, such commission will be 8.5 cents per pound for flue-cured tobacco processed by Golden Leaf at the Company's Chase City, Virginia processing center.

          In 1999, the Company paid $940,000 to PHJ&W with respect to various legal matters. Mr. Perito is senior counsel and a former partner of such firm.

          In 2000, the Company paid Mark W. Johnson, a director of the Company, $100,000 for consulting services performed up until June 30, 2000. Such services rendered by Mr. Johnson included the development of a strategic plan for the Company and recommendations to implement such plan. In 1999, Mr.

Johnson received options to purchase 43,000 shares of Common Stock at an exercise price of $3.375 in exchange for consulting services.

          In 1999, Mr. Miller received options to purchase 38,000 shares of Common Stock at an exercise price of $3.375 in exchange for consulting services.

                            STOCKHOLDER INFORMATION

          ANY PERSON FROM WHOM PROXIES FOR THE MEETING ARE SOLICITED MAY OBTAIN, IF NOT ALREADY RECEIVED, FROM THE COMPANY, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999, BY WRITTEN REQUEST ADDRESSED TO STAR SCIENTIFIC, INC., 801 LIBERTY WAY, CHESTER, VIRGINIA 23836, ATTENTION: INVESTOR RELATIONS DEPARTMENT. THE ANNUAL REPORT ON FORM 10-K IS NOT SOLICITING MATERIAL AND IS NOT INCORPORATED IN THIS DOCUMENT BY REFERENCE.

                         FUTURE STOCKHOLDER PROPOSALS

          The Company must receive at its principal office before February 14, 2001, any proposal which a stockholder wishes to submit for the 2001 Annual Meeting of Stockholders, if the proposal is to be considered by the Board of Directors for inclusion in the proxy materials for that meeting.



                                        Esteban A. Ferrer
                                        Secretary

September 5, 2000

                      THIS PAGE INTENTIONALLY LEFT BLANK

                             STAR SCIENTIFIC, INC.

                        ANNUAL MEETING OF STOCKHOLDERS

                               October 6, 2000
                                  10:00 a.m.

                     Virginia Biotechnology Research Park
                             800 E. Leigh Street
                              Richmond, Virginia


--------------------------------------------------------------------------------

     Star Scientific, Inc.                                           proxy
     ---------------------------------------------------------------------
     This proxy is solicited by the Board of Directors for use at the Annual Meeting on October 6, 2000.

     Whether or not you expect to attend the meeting, you are urged to execute and return this proxy, which may be revoked at any time prior to its use.

     Christopher G. Miller, Paul L. Perito and Jonnie R. Williams, and each of them, with full power of substitution, are hereby authorized to represent and to vote the shares of Common Stock of Star Scientific, Inc. held of record by the undersigned on August 24, 2000, as directed on the reverse side and, in their discretion, on all other matters which may properly come before the Annual Meeting of Stockholders to be held on October 6, 2000, and at any adjournments, which matters were unknown to the Board of Directors prior to making this solicitation, as if the undersigned were present and voting at the meeting.

     The shares represented by this proxy will be voted as directed by the stockholder. Where no direction is given when the duly executed proxy is returned, such shares will be voted FOR all items.



  SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                     See reverse for voting instructions.

                                                  (Please detach here)


                                   The Board of Directors Recommends a Vote FOR all Items.

1.   Election of directors   Class Two Nominees:          Class Three Nominee:        [_]  Vote FOR           [_]  To WITHHOLD
     duly nominated:         01 Mark W. Johnson           04 Christopher G. Miller         all nominees            authority to vote
                             02 Martin R. Leader, Esquire                                  (except as marked)      for all nominees
                             03 Jonnie R. Williams

(Instructions: To withhold authority to vote for any indicated nominee,              ______________________________________________
write the number(s) of the nominee(s) in the box provided to the right.)             ______________________________________________

2.  Approval of 2000 Plan: Approve the Company's 2000 Equity Incentive Plan.            [_] For        [_]  Against     [_] Abstain

3.  Approval of Bonus Plan: Approve the Company's 2000 Performance Bonus Plan.          [_] For        [_]  Against     [_] Abstain

4.  Ratification of Accountants: Ratify the appointment of Aidman, Piser &
    Company, P.A. as independent accountants for 2000.                                  [_] For        [_]  Against     [_] Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.
                                                                                                        ---
Address Change? Mark Box   [_]   Indicate changes below:                                 Date _____________________________________

                                                                                     ______________________________________________

                                                                                     ______________________________________________
                                                                                     Signature(s) in Box
                                                                                     NOTE: Signature should agree with the name
                                                                                     stenciled hereon. When signing as executor,
                                                                                     administrator, trustee, guardian or attorney,
                                                                                     please give full title as such. For joint
                                                                                     accounts or co-fiduciaries, all joint owners or
                                                                                     co-fiduciaries should sign. For an account in
                                                                                     the name of two or more persons, each should
                                                                                     sign or if one signs, he or she should attach
                                                                                     evidence of authority.

                                                                         Annex A

                             STAR SCIENTIFIC, INC.
                          2000 EQUITY INCENTIVE PLAN

1.   Purpose.
     -------

The purposes of the Star Scientific, Inc. 2000 Equity Incentive Plan (the "Plan") are to provide additional incentives to those officers, key employees, nonemployee directors and consultants of Star Scientific, Inc. and its subsidiaries (the "Company") whose substantial contributions are essential to the continued growth and success of the Company's business, to strengthen their commitment to the Company, to motivate those officers, key employees, nonemployee directors and consultants to perform their assigned responsibilities faithfully and diligently, and to attract and retain competent and dedicated individuals whose efforts will result in the long-term growth and profitability of the Company. To accomplish these purposes, this Plan provides that the Company may grant Incentive Stock Options, Non-Statutory Stock Options and Restricted Shares (as each term is hereinafter defined).

Awards pursuant to this Plan shall be authorized by action of the Board of Directors of the Company (or a Committee designated by the Board of Directors) and may be (i) incentive stock options ("Incentive Stock Options") to purchase shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) non-statutory stock options to purchase shares of Common Stock, which are not intended to meet the requirements of Code Section 422 ("Non-Statutory Stock Options" and, together with Incentive Stock Options, "Options"), and/or (iii) shares of Common Stock awarded pursuant to the provisions of Section 9 of this Plan ("Restricted Shares" and, together with "Options", "Awards").

2.   Administration.
     --------------

This Plan will be administered by the Board of Directors of the Company, whose construction and interpretation of the terms and provisions of this Plan shall be final and conclusive. The Board of Directors may in its sole discretion make Awards and authorize the Company to issue shares of Common Stock pursuant to such Awards, as provided in, and subject to the terms and conditions of, this Plan. The Board shall have authority, subject to the express provisions of this Plan, to construe the respective written agreements setting forth the terms and conditions of an Award (each, an "Award Agreement"), to prescribe, amend and rescind rules and regulations relating to this Plan, to determine the terms and provisions of Award Agreements, which need not be identical, to advance the lapse of any waiting, forfeiture or installment periods and exercise dates, and to make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of this Plan. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award Agreement in the manner and to the extent it shall deem expedient to carry this Plan into effect and it shall be the sole and final judge of such expediency. No director shall be liable for any action or determination taken or made in good faith under or with respect to this Plan or any Award. The Board of Directors may, to the full extent permitted by law, delegate any or all of its powers under this Plan to a committee (the "Committee") of two or more directors each of whom is a Non-Employee Director (as hereinafter defined), and if the Committee is so appointed all references in this Plan to the Board of Directors shall mean and relate to such Committee to the extent of the powers so delegated. For purposes of this Plan, a director or member of such Committee shall be deemed to be a "Non-Employee Director" only if such person qualifies as a "Non-Employee Director" within the meaning of paragraph (b)(3) of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") or any successor rule.

3.   Stock Subject to Plan.
     ---------------------

     (a) Subject to adjustment as provided in paragraph (b) of this Section 3 and Sections 12 and 13 hereof, the maximum number of shares of Common Stock which may be issued and sold pursuant to Awards made under this Plan is 1,000,000 shares. Such shares may be authorized and unissued shares or may be shares issued and thereafter acquired by the Company. If either (i) Restricted Shares are forfeited following their award under this Plan; or (ii) Options granted under this Plan are canceled, or expire or terminate for any reason without having been exercised in full, the forfeited Restricted Shares, or the unpurchased shares of Common Stock subject to any such Option, as the case may be, shall again be available for subsequent Awards under this Plan. Restricted Shares, Options and shares of Common Stock issuable upon exercise of Options granted under this Plan may be subject to transfer restrictions, repurchase rights or other restrictions as shall be determined by the Board of Directors.

     (b) The maximum number of shares of Common Stock which may be issued and sold pursuant to Awards made under this Plan automatically will be increased from time to time by up to 4,000,000 shares of Common Stock covered by options granted under the Star Scientific, Inc. 1998 Stock Option Plan ("1998 Plan") which remain unexercised at the time of their cancellation, expiration or termination pursuant to the terms of the 1998 Plan.

4.   Eligibility.
     -----------

Awards shall be made only to persons who are, at the time of grant, officers, employees or directors of, or consultants or advisors to (provided, in the case
                                                          --------
of Incentive Stock Options, such directors or officers are then also employees
of), the Company or any Parent Corporation or Subsidiary (as defined in Section 16 hereof). A person who has been granted an Award may, if such person is otherwise eligible, be granted an additional Award or Awards if the Board of Directors shall so determine.

5.   Award Agreements.
     ----------------

As a condition to the grant of an Award under this Plan, each recipient of an Award shall sign an Award Agreement ("Award Agreement") not inconsistent with this Plan in such form, and providing for such terms and conditions, as the Board of Directors shall determine at the time such Award is authorized to be granted. Such Award Agreements need not be identical but shall comply with, and be subject to, the terms and conditions set forth herein. No individual may be granted, in any twelve-month period, Options under this Plan which are exercisable with respect to more than 500,000 shares of Common Stock.

6.   Options.
     -------

     (a)  Purchase Price. The purchase price per share of Common Stock
          --------------
          deliverable upon the exercise of an Option (hereinafter sometimes referred to as the "exercise price") shall be not less than the Fair Market Value of the Common Stock as determined by the Board of Directors on the date such Option is granted. The "Fair Market Value" of the Common Stock on any date (the "Value Date") shall mean (i) the closing price of the Common Stock, as reported on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or, if the Common Stock is listed on a stock exchange, the principal stock exchange on which the Common Stock is listed, on the last trading day prior to the Value Date for which a closing price is available, or (ii) if the Board of Directors determines, in the exercise of its business judgment, that such closing price does not properly reflect the Fair Market Value of the Common Stock on the Value Date, then such other price as may then be determined in good faith by the Board of Directors. If the Common Stock is not reported on NASDAQ or listed on any stock exchange, then the Fair Market Value shall be determined in good faith by the Board of Directors.

     (b)  Duration. Each Option and all rights thereunder shall expire on such
          --------
          date as the Board of Directors shall determine on the date such Option is granted, but in no event may any Option remain in effect after the expiration of ten years from the day on which such Option is granted (or five years in the case of Options described in paragraph (b) of Section 8 and in Section 10 hereof), and such Option shall be subject to earlier termination as provided in this Plan. Notwithstanding the foregoing, except as provided under or pursuant to the Code with respect to Incentive Stock Options, if at any time during the last six
          (6) months of the term of any Option granted under this Plan, the holder thereof is precluded from selling shares of Common Stock underlying such Option solely by reason of the application to such holder of the Company's Insider Trading Compliance Manual (or similar successor policy), the term of such Option shall be deemed automatically extended by a period equal to six (6) months beginning with the first day during which such Option holder shall no longer be so precluded.

     (c)  Transfer Restrictions. Except as otherwise approved by the Board of
          ---------------------
          Directors, no Option granted under this Plan shall be assignable or transferable by the person to whom it is granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution. Accordingly, during the life of the holder thereof, an Option shall be exercisable only by or on behalf of such person.

     (d)  Payment of Exercise Price.  Payment of the exercise price of an Option
          -------------------------
          shall be in cash or, in the sole discretion of the Board of Directors, in capital stock of the Company, by the surrender of other rights to purchase capital stock of the Company (including Options) or by any other lawful means. The Company may, in its sole discretion, make loans to an Option holder in an amount equal to all or part of the exercise price of

          Options held by such Option holder; provided, that the grant of a loan on any occasion to one or more Option holder(s) shall not obligate the Company to grant loans on any other occasion to such holder, or to any other Option holder.

     (e)  Exercise of Options. Each Option granted under this Plan shall be
          -------------------
          exercisable either in full or in installments at such time or times and during such period as shall be set forth in the Award Agreement evidencing such Option; provided, however, that, subject to the
                                  --------  -------
          exception set forth in paragraph (b) above, (i) no Option granted under this Plan shall have a term in excess of ten years from the date of grant (or five years in the case of Options described in paragraph
          (b) above), and (ii) the periods of time following an Option holder's cessation of employment with the Company, any Parent Corporation or Subsidiary, or service as an Independent Director (as defined in Section 10 hereof), or as consultant or advisor to the Company, any Parent Corporation or Subsidiary, or following an Option holder's death or disability, during which an Option may be exercised, as provided in paragraph (g) below, shall not be included for purposes of determining the number of shares of Common Stock with respect to which such Option may be exercised.

     (f)  Rights as a Stockholder. The holder of an Option shall have no rights
          -----------------------
          as a stockholder with respect to any shares covered by the Option until the date of issue of a stock certificate to such person for such shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

     (g)  Effect of Cessation of Service. Notwithstanding anything contained in
          ------------------------------
          this Plan to the contrary, no Option may be exercised unless, at the time of such exercise, the recipient is, and has been continuously since the date of grant of such person's Option, employed by (including service as an Independent Director, consultant or advisor) one or more of the Company, a Parent Corporation or a Subsidiary, except that if and to the extent the applicable Award Agreement so provides:

               (i) the Option may be exercised within (a) the period of three months after the date the holder thereof ceases to be employed by any of the foregoing entities (or within such lesser period as may be specified in the Award Agreement) for any reason other than death or disability or (b) any period, as determined by the Board in its sole discretion after the date the holder thereof ceases to serve as an Independent Director of or consultant or advisor to any of the foregoing entities (or within such lesser period as may be specified in the Award Agreement) for any reason other than death or disability (either such period being referred to herein as the "Applicable Exercise Period");

               (ii) if the holder thereof dies while in the employ of, or serving as an Independent Director of or consultant or advisor to, the Company, a Parent Corporation or a Subsidiary or within the Applicable Exercise Period after such holder ceases to be such an employee, Independent Director, consultant or advisor, the Option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one year after the date of death (or within such lesser period as may be specified in the Award Agreement); and

               (iii) if the holder thereof becomes disabled (within the meaning of Section 22(e)(3) of the Code) while in the employ of or while serving as an Independent Director of or consultant or advisor to the Company, a Parent Corporation or a Subsidiary, or within the Applicable Exercise Period after such holder ceases to be such an employee, Independent Director, consultant or advisor, the Option may be exercised within the period of one year after the date such holder ceases to be such an employee or Independent Director of, or consultant or advisor to, any of the foregoing entities because of such disability (or within such lesser period as may be specified in the Award Agreement);

provided, however, that in no event may any Option be exercised after the
--------  -------
expiration date of the Option, except to the extent provided in paragraph (b) above;

In the case of a holder of a Non-Statutory Stock Option whose relationship with the Company or any Parent Corporation or Subsidiary changes during the term of such Option in a manner that does not constitute a complete separation therefrom (for example, from employee to consultant or director, or vice versa), the Board shall have authority to determine whether or not such change constitutes a cessation of employment or service for purposes of this paragraph.

7.   Other Awards.
     ------------

Awards of Options may be made alone, in addition to or in tandem with Awards of Restricted Shares under the Plan.

8.   Incentive Stock Options.
     -----------------------

Options granted under the Plan which are intended to be Incentive Stock Options shall be specifically designated as Incentive Stock Options and shall be subject to the following additional terms and conditions:

     (a)  Dollar Limitation. The aggregate Fair Market Value (determined as of
          -----------------
          the date of grant) of the Common Stock with respect to which Incentive Stock Options granted to any employee under the Plan (and under any other incentive stock option plans of the Company, any Parent Corporation or Subsidiary) are exercisable for the first time shall not exceed $100,000 in any one calendar year. In the event that
          Section 422 of the Code is amended to alter the limitation set forth therein so that following such amendment such limitation shall differ from the limitation set forth in this paragraph (a), the limitation of this paragraph (a) shall be automatically adjusted accordingly.

     (b)  10% Stockholder. If any employee to whom an Incentive Stock Option is
          ---------------
          to be granted under the Plan is at the time of the grant of such Option the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Parent Corporation or any Subsidiary, then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

               (i) The purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value thereof at the time of grant; and

               (ii) The exercise period of such Incentive Stock Option shall not exceed five years from the date of grant.

     Except as modified by the preceding provisions of this Section 8, all the provisions of the Plan applicable to Options generally shall be applicable to Incentive Stock Options granted hereunder.

9.   Restricted Shares.
     -----------------

     (a)  Awards of Shares. Awards of Restricted Shares may be made under this
          ----------------
          Plan on such terms and conditions as the Board of Directors may from time to time approve. Awards of Restricted Shares may be made alone, in addition to or in tandem with Awards of Options under this Plan. Subject to the terms of this Plan, the Board of Directors shall determine the number of Restricted Shares to be awarded to each recipient and the Board of Directors may impose different terms and conditions on a Restricted Share Award than on any other Award made to the same recipient or other Award recipients. Each recipient of Restricted Shares shall, except in the circumstances described in paragraph (b) below, be issued one or more stock certificates evidencing such Restricted Shares. Each such certificate shall be registered in the name of such recipient, and shall bear an appropriate legend referring to the terms and conditions applicable to the Restricted Shares evidenced thereby.

     (b)  Forfeiture of Restricted Shares. In making an Award of Restricted
          -------------------------------
          Shares, the Board of Directors may impose a requirement that the recipient must remain in the employment or service (including service as a director, advisor or consultant) of the Company or any Parent Corporation or Subsidiary for a specified minimum period of time, or else forfeit all or a portion of such Restricted Shares. In the case of a holder of Restricted Shares whose relationship with the Company or any Parent Corporation or Subsidiary changes during the term of any applicable forfeiture period in a manner that does not constitute a complete separation therefrom (for example, from employee to consultant or director, or vise versa), the Board shall have authority to determine whether or not such change constitutes a cessation of employment or service for purposes of such requirement. In the event any such forfeiture requirement is applicable, the certificate(s) evidencing the Restricted Shares shall be held in custody by the Company until such Shares are no longer subject to forfeiture.

     (c)  Rights as a Stockholder; Stock Dividends. Subject to any restrictions
          ----------------------------------------
          set forth in the applicable Award Agreement, a recipient of Restricted Shares shall have voting, dividend and all other rights of a stockholder of the Company as of the date such Shares are issued and registered in recipient's name (whether or not certificates evidencing such Shares are delivered to such recipient). Except as may otherwise be set forth in the applicable Award Agreement, stock dividends issued with respect to Restricted Shares shall be treated as additional Restricted Shares under the applicable Award Agreement and shall be subject to the same terms and conditions that apply to the Restricted Shares with respect to which such dividends are issued.

10.  Automatic Grants to Independent Directors.
     -----------------------------------------

     (a)  Automatic Grants of Options to Independent Directors. Each director of
          ----------------------------------------------------
          the Company who is an Independent Director, as determined by the Company (each, an "Independent Director"), shall be granted under the Plan on the date of such person's first election to the Board of Directors of the Company, Non-Statutory Stock Options to purchase up to 50,000 shares of Common Stock which shall be exercisable over a three-year period in equal installments on each of the first three anniversaries of the date of grant. Each Independent Director will also be granted on the anniversary of such Independent Director's initial election to the Board, Non-Statutory Stock Options to purchase up to 25,000 shares of Common Stock which shall be exercisable immediately. Each such Option shall expire ten years after the date of grant and shall be subject to earlier termination as provided in the Plan. Notwithstanding the foregoing, if at any time during the last six (6) months of the term of any Option granted pursuant to this
          Section 10, the holder thereof is precluded from selling shares of Common Stock underlying such Option solely by reason of the application to such Independent Director of the policies contained in the Company's Insider Trading Compliance Manual (or any similar successor policies), the term of such Option shall be deemed automatically extended by a period equal to six (6) months beginning with the first day during which such Independent Director shall no longer be so precluded.

     (b)  Plan Applicable.  Except as set forth in this Section 10, all the
          ---------------
          provisions of the Plan shall be applicable to Awards granted to Independent Directors hereunder.

     (c)  Other Independent Director Compensation. Nothing in this Section 10
          ---------------------------------------
          shall preclude the payment by the Company or any Parent Corporation or Subsidiary to Independent Directors of any other form of compensation, including the granting of Options or Restricted Shares pursuant to other provisions of this Plan.

11.  General Award Restrictions.
     --------------------------

     (a)  Investment Representations. The Company may require any person to whom
          --------------------------
          an Award is made, as a condition of such Award, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the Award for such person's own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.

     (b)  Compliance With Securities Laws.  Each Award shall be subject to the
          -------------------------------
          requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the shares of Common Stock subject to such Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of such shares thereunder, such shares may not be issued unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

12.  Recapitalization.
     ----------------

In the event that the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, stock dividend, combination or subdivision, appropriate adjustment shall be made in the number and kind of shares available under this Plan and under any Options granted under this Plan. Such adjustment to outstanding Options shall be made without change in the total price applicable to the unexercised portion of such Options, and a corresponding adjustment in the applicable exercise price per share shall be made. No such adjustment shall be made which would, within the meaning of any applicable provisions of the Code, constitute a modification, extension or renewal of any Option or a grant of additional benefits to the holder of an Option.

13.  Reorganization or Change in Control of the Company.
     --------------------------------------------------

     (a)  Reorganization. In case (i) the Company is merged or consolidated with
          --------------
          another corporation and the Company is not the surviving corporation,
          (ii) all or substantially all of the assets or more than 50% of the outstanding voting stock of the Company is acquired by any other corporation or (iii) of a reorganization or liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, shall, as to outstanding Options, either (x) make appropriate provision for the protection of any such outstanding Options by the substitution on an equitable basis of appropriate stock of the Company, or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect of the shares of Common Stock, provided that no additional benefits shall be conferred upon holders of Options as a result of such substitution, and the excess of the aggregate Fair Market Value of the shares subject to any Option immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate Fair Market Value of the shares subject to such Option immediately before such substitution over the purchase price thereof, or (y) upon written notice to the holders of Options, provide that all unexercised Options must be exercised within a specified number of days of the date of such notice or they will be terminated. In any such case, the Board of Directors may, in its discretion, accelerate the exercise dates of outstanding Options; provided, however, that paragraph (b)
                                        --------
          shall govern acceleration of exercisability of Options with respect to the events described in clauses (i), (ii) and (iii) of such paragraph.

     (b)  Change in Control. In case of (i) any consolidation or merger
          -----------------
          involving the Company if the shareholders of the Company immediately before such merger or consolidation do not own, directly or indirectly, immediately following such merger or consolidation, more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the combined voting power of the outstanding voting securities of the Company immediately before such merger or consolidation; (ii) any sale, lease, license, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the business and/or assets of the Company or assets representing over 50% of the operating revenue of the Company; or (iii) any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) who is not, on the date hereof, a "controlling person" (as defined in Rule 405 under the Securities Act of 1933, as amended) (a "Controlling Person") of the Company shall become (x) the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of over 50% of the Company's outstanding Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally or (y) a Controlling Person of the Company, all outstanding Awards, regardless of the date of such Awards, shall (A) in the case of Options, immediately become exercisable with respect to 100% of the shares of Common Stock subject to such Options and (B) in the case of Restricted Shares, immediately become fully vested and no longer subject to any forfeiture unless otherwise provided in the applicable Award Agreement.

14.  No Special Employment Rights.
     ----------------------------

Nothing contained in this Plan or in any Award Agreement shall confer upon any Award recipient any right with respect to the continuation of such person's employment by the Company (or any Parent Corporation or Subsidiary) or interfere in any way with the right of the Company (or any Parent Corporation or Subsidiary), subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Award recipient from the rate in existence at the time of the Award. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination or cessation of employment for purposes of this Plan or any Award shall be determined by the Board of Directors.

15.  Other Employee Benefits.
     -----------------------

The amount of any compensation deemed to be received by an employee as a result of any Award (including the exercise of an Option or the sale of shares of Common Stock received upon such exercise or of Restricted Shares) will not constitute "earnings" with respect to which any other employee benefits of such employee are determined, including without limitation benefits under any pension, profit sharing, life insurance or salary continuation plan.

16.  Definition of Subsidiary and Parent Corporation.
     -----------------------------------------------

     (a)  Subsidiary.  The term "Subsidiary" as used in this Plan shall mean any
          ----------
          corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. For purposes of Awards of Non-Statutory Stock Options or Restricted Shares only, the term "Subsidiary" shall also mean any partnership or limited partnership in which the Company or any Subsidiary controls 50% or more of the voting power of such partnership or limited partnership, or any corporation in an unbroken chain of Subsidiaries if each of the Subsidiaries other than the last Subsidiary in the unbroken chain either owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations or controls 50% or more of the voting power of any such partnership or limited partnership in such chain.

     (b)  Parent Corporation. The term "Parent Corporation" as used in this Plan
          ------------------
          shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in such chain.

     (c)  Employment. The term "employment", as used in this Plan and in any
          ----------
          Award Agreement, shall, unless the context otherwise requires, be defined in accordance with the provisions of Section 1.421-7(h) of the Federal Income Tax Regulations (or any successor regulations).

17.  Amendment of this Plan.
     ----------------------

The Board of Directors may at any time and from time to time modify, amend or terminate this Plan in any respect, except to the extent stockholder approval is required by law. The termination or any modification or amendment of this Plan shall not, without the consent of an Award recipient, affect such Award recipient's rights under any Award Agreement unless such Agreement so specifies. With the consent of the Award recipient affected, the Board of Directors may amend outstanding Award Agreements in a manner not inconsistent with this Plan. The Board of Directors shall have the right to amend or modify the terms and provisions of this Plan and of any outstanding Incentive Stock Options granted under this Plan to the extent necessary to qualify any or all such Options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code.

18.  Withholding.
     -----------

The Company's obligation to deliver Restricted Shares awarded, or shares deliverable upon the exercise of any Option granted under this Plan shall be subject to the Award recipient's satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

19.  Effective Date and Duration of this Plan.
     ----------------------------------------

     (a)  Effective Date. The Plan shall become effective when adopted by the
          --------------
          Board of Directors, but no Incentive Stock Option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's stockholders. If such stockholder approval is not obtained within twelve months after the date of the Board's adoption of the Plan, any Incentive Stock Options previously granted under the Plan shall terminate and no further Incentive Stock Options shall be granted. Subject to this limitation, Options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

     (b)  Termination. Unless earlier terminated by the Board of Directors, this
          -----------
          Plan shall terminate upon the earlier of (i) the close of business on August 4, 2010 or (ii) the date on which all shares available for issuance under this Plan shall have been issued pursuant to the exercise of Options granted under this Plan and/or are no longer subject to forfeiture pursuant to the terms of any applicable Award Agreement. If the date of termination is determined under (i) above, then Awards outstanding on such date shall continue to have force and effect in accordance with the provisions of the Award Agreements evidencing such Awards.

Adopted on August 5, 2000 by the Board of Directors

                                                                         Annex B

                             STAR SCIENTIFIC, INC.
                          2000 PERFORMANCE BONUS PLAN

SECTION 1.  ESTABLISHMENT AND PURPOSE

            1.1  Establishment of the Plan. Star Scientific, Inc., a Delaware
                 -------------------------
corporation, hereby establishes an annual incentive compensation plan to be known as the "Star Scientific Inc. 2000 Performance Bonus Plan", as set forth in this document. The Plan permits the awarding of annual cash bonuses to Executive Officers of the Company, based on the achievement of pre-established Performance Goals.

            Upon approval by the Board of Directors of the Company, subject to approval by the Company's stockholders, the Plan shall become effective as of the Effective Date and shall remain in effect until terminated by the Board or Committee as provided by Section 12 hereof; provided, however, that Performance Goals shall be submitted to the Company's stockholders for approval every five years or as otherwise required by Section 162(m) of the Code.

            1.2  Purpose. The purpose of this Plan is to motivate the Executive
                 -------
Officers of the Company through awards of annual cash bonuses to achieve strategic, financial and operating objectives, which awards are intended to qualify as performance-based compensation deductible by the Company under section 162(m) of the Code.

SECTION 2.  DEFINITIONS

            Whenever used in the Plan, the following terms shall have the meanings set forth below (unless otherwise expressly provided) and, when the defined meaning is intended, the term is capitalized.

            2.1  "Board" or "Board of Directors" means the Board of Directors of
                  -----------------------------
the Company.

            2.2  "Change in Control" means (i) any consolidation or merger
                  -----------------
involving the Company if the stockholders of the Company immediately before such merger or consolidation do not own, directly or indirectly, immediately following such merger or consolidation, more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of such securities immediately before such merger or consolidation; (ii) any sale, lease, license, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the business and/or assets of the Company or assets representing over 50% of the operating revenue of the Company; or (iii) any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) who is not, on the date hereof, a "controlling person" (as defined in Rule 405 under the Securities Act of 1933, as amended) (a "Controlling Person") of the Company shall become (x) the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of over 50% of the Company's outstanding common stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally or (y) a Controlling Person of the Company.

            2.3  "Code" means the Internal Revenue Code of 1986, as amended.
                  ----

            2.4  "Committee" means a committee of two (2) or more individuals,
                  ---------
appointed by the Board to administer the Plan, pursuant to Section 3 hereof, who are not current or former officers or employees of the Company and who are "outside directors" to the extent required by and within the meaning of Section 162(m) of the Code.

            2.5  "Company" means Star Scientific, Inc., a Delaware corporation
                  -------
(including any and all subsidiaries), and any successor thereto.

            2.6  "Effective Date" means September 8, 2000, the date the Plan
                  --------------
becomes effective.

            2.7  "Employee" means a full-time, salaried employee of the Company.
                  --------

            2.8  "Exchange Act" means the Securities Exchange Act of 1934, as
                  ------------
amended or any successor rule.

            2.9  "Executive Officers" shall mean any executive officers of the
                  ------------------
Company designated by the Committee for purposes of qualifying payments under the Plan for exemption from Section 162(m) of the Code.

            2.10 "Final Award" means the actual award earned during a
                  -----------
Measurement Period by a Participant, as determined by the Committee at the end of the Measurement Period.

            2.11 "Measurement Period" shall mean a period of one fiscal year
                  ------------------
and/or one fiscal quarter, as determined by the Committee at the time the Performance Goals are established with respect to a particular Target Incentive Award.

            2.12 "Participant" means an Executive Officer who is actively
                  -----------
participating in the Plan.

            2.13 "Performance Goal" means a performance goal for an Executive
                  ----------------
Officer established by the Committee prior to the beginning of each Measurement Period (or as soon as practicable thereafter so long as the Performance Goals are established within the time period required by Section 162(m) of the Code).

            2.14 "Plan" means the Star Scientific Inc. 2000 Performance Bonus
                  ----
Plan.

            2.15 "Target Incentive Award" means the award to be paid to a
                  ----------------------
Participant when planned performance results are achieved, as established by the Committee.

SECTION 3.  ADMINISTRATION

            The Plan shall be administered by the Committee. The Committee may delegate to management of the Company responsibility for day-to-day administration of the Plan, following administrative guidelines approved from time to time by the Committee.

            Subject to the limitations of the Plan, the Committee shall: (i) select from the Executive Officers of the Company, those who shall participate in the Plan, (ii) grant award opportunities in such forms and amounts as it shall determine, (iii) impose such limitations, restrictions, and conditions upon such awards as it shall deem appropriate, (iv) interpret the Plan and adopt, amend, and rescind administrative guidelines and other rules and regulations relating to the Plan, and (v) make all other necessary determinations and take all other actions necessary or advisable for the implementation and administration of the Plan. The Committee's determinations on matters within its authority shall be conclusive and binding upon all parties. Any action by the Committee that would be violative of Section 162(m) of the Code shall be void.

SECTION 4.  ELIGIBILITY AND PARTICIPATION

            4.1  Eligibility. All Employees who are actively employed by the
                 -----------
Company as Executive Officers shall be eligible to participate in the Plan, subject to the limitations contained herein.

            4.2  Participation. Participation in the Plan shall be determined by
                 -------------
the Committee based upon the criteria set forth herein. Executive Officers who are eligible to participate in the Plan shall be so notified in writing, and shall be apprised of the Performance Goals and related award opportunities for the relevant Measurement Period, as soon as is practicable.

            4.3  No Right to Participate. No Participant shall at any time have
                 -----------------------
a right to be selected for participation in the Plan for any Measurement Period, despite having previously participated in the Plan.

SECTION 5.  AWARD DETERMINATION

            5.1  Performance Goals. The Committee must establish the Target
                 -----------------
Incentive Award for each Executive Officer and Performance Goals for each Measurement Period before 25% of the Management Period has elapsed. Performance Goals to be used shall be chosen from among the following factors, or any combination of the following, as the Committee deems appropriate: (a) increases in gross revenues; (b) reductions in costs; (c) increases in earnings before income taxes, depreciation and amortization; (d) increases in the market value of the Company's stock; (e) increases in sales of cigarettes; (f) increases in the number of StarCure(TM) tobacco curing barns placed on farms that supply tobacco leaf to the Company; (g) expansion of low-TSNA tobacco processing capacity; (h) increases in sales of StarCure(TM) tobacco; (i) agreements with third-parties for the license of the Company's proprietary tobacco curing processes; (j) issuances of key patents; (k) development and/or commercialization of new products; and (l) formation or expansion of strategic alliances. The Committee may select among the Performance Goals specified from Measurement Period to Measurement Period which need not be the same for each Executive Officer in a given period.

            5.2  Non-adjustment of Performance Goals. Once established,
                 -----------------------------------
Performance Goals shall not be changed during the relevant Measurement Period.

            5.3  Final Award Determinations. At the end of each Measurement
                 --------------------------
Period, Final Awards shall be computed for each Participant as determined by the Committee. Each individual award shall be based upon the achievement of Performance Goals. The Committee retains the discretion to eliminate or decrease the amount of the Final Award otherwise payable to a Participant. Prior to payment of any award, the Committee shall certify in writing the extent to which the Performance Goals and any other material terms were satisfied.

            5.4  Limitations. The aggregate amount payable to a Participant
                 -----------
under this Plan for any fiscal year shall not exceed $2,500,000.

SECTION 6.  PAYMENT OF FINAL AWARDS

            6.1  Form and Timing of Payment. Final Award payments shall be
                 --------------------------
payable in cash as soon as practicable after the end of each Measurement Period.

            6.2  Payment of Partial Awards. In the event a Participant no longer
                 -------------------------
meets the eligibility criteria as set forth in the Plan during the course of a particular Measurement Period, the Committee may, in its sole discretion, pay a partial award for the portion of the Measurement Period the Executive Officer was a Participant, computed as determined by the Committee.

            6.3  Unsecured Interest. No Participant or any other party claiming
                 ------------------
an interest in amounts earned under the Plan shall have any interest whatsoever in any specific asset of the Company. To the extent that any party acquires a right to receive payments under the Plan, such right shall be equivalent to that of an unsecured general creditor of the Company.

SECTION 7.  CESSATION OR TERMINATION OF EMPLOYMENT

            In the event a Participant's employment with the Company ceases or is terminated, for whatever reason, the Final Award determined in accordance with Section 5.3 hereof may, in the sole discretion of the Committee, be reduced or eliminated to reflect the Participant's actual contribution to the achievement of the applicable Performance Goals. However, if a participant in the Bonus Plan is in the employ of the Company at the end of any Measurement Period, such participant shall be entitled to the Target Incentive Awards that may be payable in respect of Performance Goals achieved during such Measurement Period, even if subsequent to such period the participant ceases to be employed by the Company (or any affiliate).

SECTION 8.  RIGHTS OF PARTICIPANTS

            8.1  Employment. Nothing in the Plan shall interfere with or limit
                 ----------
in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

            8.2  Nontransferability. No right or interest of any Participant in
                 ------------------
the Plan shall be assignable or transferable, or subject to any lien, directly, by operation of law, or otherwise, including, but not limited to, execution, levy, garnishment, attachment, pledge, and bankruptcy.

SECTION 9.  BENEFICIARY DESIGNATION

            Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant and will be effective only when filed by the Participant in writing with the Committee during his or her lifetime. In the absence of any such designation, or if the designated beneficiary is no longer living, benefits shall be paid to the surviving member(s) of the following classes of beneficiaries, with preference for classes in the order listed below:

            (a) Participant's spouse (unless the parties were divorced or legally separated by court decree);

            (b)  Participant's children (including children by adoption);

            (c)  Participant's parents (including parents by adoption); or

            (d)  Participant's executor or administrator.

SECTION 10. DEFERRALS

            The Committee may permit a Participant to defer such Participant's receipt of the payment of cash that would otherwise be due to such Participant at the end of a Measurement Period, such deferral to be upon such terms and conditions as the Committee may deem appropriate.


SECTION 11. CHANGE IN CONTROL

            In the event of a Change in Control of the Company, a Participant as of the date of the Change in Control shall be entitled to the Participant's Target Incentive Awards for the Performance Goals achieved during the Measurement Period in which the Change in Control occurs. Final Awards shall be payable in cash to the Participant as soon as administratively possible, but no later than thirty (30) days following the Change in Control.

SECTION 12. TERMINATION; AMENDMENT AND MODIFICATION

            The Committee, in its sole discretion, without notice, at any time and from time to time, may modify or amend, in whole or in part, any or all of the provisions of the Plan, or suspend or terminate it entirely; provided, however, that no such modification, amendment, suspension, or termination may, without the consent of a Participant (or his or her beneficiary in the case of the death of the Participant), reduce the right of a Participant (or his or her beneficiary, as the case may be) to a payment or distribution hereunder to which he or she is otherwise entitled.

SECTION 13. MISCELLANEOUS

            13.1  Governing Law. The Plan, and all agreements hereunder, shall
                  -------------
be governed by and construed in accordance with the laws of the State of Delaware.

            13.2  Withholding Taxes. The Company shall have the right to deduct
                  -----------------
from all payments under the Plan any Federal, state, or local taxes required by law to be withheld with respect to such payments.

            13.3  Severability. In the event any provision of the Plan shall be
                  ------------
held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

            13.4  Successors. All obligations of the Company under the Plan
                  ----------
shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Adopted on August 5, 2000 by the Board of Directors